UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

reAlpha Tech Corp.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Preliminary Proxy Statement—Subject to Completion, Dated August 14, 2025

reAlpha Tech Corp.

6515 Longshore Loop, Suite 100

Dublin, OH 43017

Dear Stockholder:

You are invited to attend the 2025 annual meeting of stockholders (the “annual meeting”) of reAlpha Tech Corp. (the “Company,” “we,” “us” or “our”) on October 8, 2025 at 9:00 a.m. Eastern Time. The annual meeting will be completely virtual conducted live via the Internet. You will be able to attend the annual meeting online by visiting the link provided via e-mail after you properly register through https://web.viewproxy.com/AIRE/2025 and submit your questions for the annual meeting while registering for the annual meeting, or during the annual meeting in the questions and chat tab of the virtual meeting platform.

At this year’s meeting, you will be asked to vote on:

(1)	the election of five members to our board of directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified (“Proposal 1”);

(2)	the ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 2”);

(3)

an amendment to our second amended and restated certificate of incorporation (as amended, the “certificate of incorporation”), in the form attached to the proxy statement as Annex A, to, at the discretion of our board of directors, effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.001 per share (the “common stock”), at any time prior to the one-year anniversary date of the approval by the stockholders of such proposal, at a ratio, ranging from one-for-seven (1:7) to one-for-twenty-five (1:25), with the exact ratio to be set within that range at the discretion of the board of directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal” or “Proposal 3”);

(4)

for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon exercise of: (i) series A-1 warrants of the Company having an original exercise price of $0.15 per share; (ii) series A-2 warrants of the Company having an original exercise price of $0.15 per share; and (iii) placement agent warrants of the Company having an original exercise price of $0.1875 per share, with the series A-1 warrants and the series A-2 warrants issued in our best efforts public offering on July 18, 2025 and the placement agent warrants issued to the placement agent’s designees as compensation for such offering (the “Nasdaq 20% Issuance Proposal” or “Proposal 4”);

(5)

an amendment to the 2022 Equity Incentive Plan (as amended from time to time, the “2022 Plan”), in the form attached to the proxy statement as Annex B, for the adoption of an automatic annual increase in the shares of common stock available for issuance under the 2022 Plan (“2022 Plan Evergreen Proposal” or “Proposal 5”);

(6)

the proposal to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposal (the “Adjournment Proposal” or “Proposal 6”); and

(7)	conduct any other business properly brought before the meeting.

Our board of directors has fixed the close of business on [●], 2025 as the record date for determining the stockholders entitled to notice of and to vote at the annual meeting and any adjournment and postponements thereof (the “record date”).

Please use this opportunity to take part in the affairs of the Company by voting on the business to come before this annual meeting. If you are a record holder of the Company’s common stock or the Company’s series A convertible preferred stock, par value $0.001 per share (the “Series A Preferred Stock”), on the record date, you are eligible to vote with respect to these matters either electronically, at the meeting, or by proxy. It is important that your shares be voted, whether or not you plan to attend the meeting, to ensure the presence of a quorum. We urge you to authorize your proxy in advance by following the instructions printed on it. Returning the proxy does not deprive you of your right to attend the annual meeting and vote your shares.

Sincerely,

Michael J. Logozzo,
Chief Executive Officer

ii

Dublin, Ohio

_________, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON OCTOBER 8, 2025: THIS PROXY STATEMENT AND

 THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2024, AS

AMENDED ON MAY 13, 2025, ARE AVAILABLE AT HTTPS://WEB.VIEWPROXY.COM/AIRE/2025

reAlpha Tech Corp.

6515 Longshore Loop, Suite 100

Dublin, OH 43017

Notice of 2025 Annual Meeting of Stockholders to be Held on October 8, 2025

To the Stockholders of reAlpha Tech Corp.:

The 2025 annual meeting of stockholders (the “annual meeting”) will be held at 9:00 a.m. Eastern Time on October 8, 2025. The annual meeting will be a virtual meeting of stockholders conducted live via the Internet. You will be able to attend the annual meeting online by visiting the link provided via e-mail after you properly register through https://web.viewproxy.com/AIRE/2025. During the annual meeting, stockholders will be asked to vote either directly or by proxy on the following matters discussed herein:

(1)	the election of five members to our board of directors to serve until the next annual meeting of stockholders or until their respective successors have been elected and qualified (“Proposal 1”);

(2)	the ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the year ending December 31, 2025 (“Proposal 2”);

(3)

an amendment to our second amended and restated certificate of incorporation (as amended and restated, the “certificate of incorporation”), in the form attached to the proxy statement as Annex A, to, at the discretion of our board of directors, effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.001 per share (the “common stock”), at any time prior to the one-year anniversary date of the approval by the stockholders of such proposal, at a ratio, ranging from one-for-seven (1:7) to one-for-twenty-five (1:25), with the exact ratio to be set within that range at the discretion of the board of directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal” or “Proposal 3”);

(4)

for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon exercise of: (i) series A-1 warrants of the Company having an original exercise price of $0.15 per share; (ii) series A-2 warrants of the Company having an original exercise price of $0.15 per share; and (iii) placement agent warrants of the Company having an original exercise price of $0.1875 per share, with the series A-1 warrants and the series A-2 warrants issued in our best efforts public offering on July 18, 2025 and the placement agent warrants issued to the placement agent’s designees as compensation for such offering (the “Nasdaq 20% Issuance Proposal” or “Proposal 4”);

(5)

an amendment to the 2022 Equity Incentive Plan (as amended from time to time, the “2022 Plan”), in the form attached to the proxy statement as Annex B, for the adoption of an automatic annual increase in the shares of common stock available for issuance under the 2022 Plan (“2022 Plan Evergreen Proposal” or “Proposal 5”);

(6)

the proposal to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposal (the “Adjournment Proposal” or “Proposal 6”); and

(7)	conduct any other business properly brought before the meeting.

If you are a stockholder of record as of [●], 2025, you may vote at the annual meeting as further described in the accompanying proxy statement. The Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), proxy statement and form of proxy are being distributed and made available on the Internet on or around [●], 2025.

Dated: ___________, 2025

By Order of the Board of Directors

Michael J. Logozzo
Chief Executive Officer and Secretary

Whether or not you expect to attend the annual meeting, please vote at your earliest convenience by following the instructions in the Notice of Internet Availability or the proxy card you received in the mail.

iii

iv

Preliminary Proxy Statement—Subject to Completion, Dated August 14, 2025

6515 Longshore Loop, Suite 100

Dublin, OH 43017

PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD VIRTUALLY ON OCTOBER 8, 2025

In accordance with U.S. Securities and Exchange Commission (the “SEC”) rules, we are providing access to our proxy materials in connection with the solicitation of proxies by our board of directors for our virtual 2025 annual meeting of stockholders (the “annual meeting”) to be held on October 8, 2025, at 9:00 a.m. Eastern Time over the Internet to our stockholders rather than in paper form, which reduces the environmental impact of the annual meeting and our costs. The proxy statement and the 2024 annual report to stockholders (the “2024 annual report”), which includes our Annual Report on Form 10-K for the year ended December 31, 2024, as amended on May 13, 2025, are available at https://web.viewproxy.com/AIRE/2025.

Accordingly, if you are a stockholder of record, a one-page Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) has been mailed to you on or around [●], 2025. Stockholders of record may access the proxy materials on the website listed above or request a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability by [●], 2025. The Notice of Internet Availability also explains how you may request that we send future proxy materials to you by e-mail or in printed form by mail. If you choose the e-mail option, you will receive an e-mail next year with links to those materials and to the proxy voting site. We encourage you to choose this e-mail option, which will allow us to provide you with the information you need in a timely manner, will save us the cost of printing and mailing documents to you and will conserve natural resources. Your election to receive proxy materials by e-mail or in printed form by mail will remain in effect until you terminate it.

If you are a beneficial owner, you will not receive a Notice of Internet Availability directly from us, but your broker, bank or other intermediary will forward you a notice with instructions on accessing our proxy materials and directing that organization how to vote your shares, as well as other options that may be available to you for receiving our proxy materials.

Our board of directors encourages you to read this document thoroughly and to take this opportunity to vote on the matters to be decided at the annual meeting. You will be able to attend the annual meeting online. To participate in the annual meeting, stockholders of record need to first register at https://web.viewproxy.com/AIRE/2025 using their 11-digit control number included on the Notice of Internet Availability, proxy card, or voting instruction form by no later than October 4, 2025. On the day of the annual meeting, if you have properly registered in accordance with the instructions of the Notice of Internet Availability, you will log into the annual meeting by visiting the link provided after you register and using the password you received via e-mail and follow the instructions to vote your shares. In order to vote during the meeting, keep your 11-digit control number with you. You will also have the opportunity to submit questions during the annual meeting in the questions and chat tab of the virtual meeting platform, or you can submit questions during your registration to attend the annual meeting, which questions would be passed along to us. A technical support email (virtualmeeting@viewproxy.com) is available for stockholders to ask any questions or if you encounter any difficulties accessing the virtual meeting during the meeting.

IMPORTANT NOTICE

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE REQUEST THAT YOU

VOTE BY TELEPHONE, OVER THE INTERNET OR BY MARKING, DATING, AND SIGNING

THE ENCLOSED PROXY CARD AND RETURNING IT AS PROMPTLY AS POSSIBLE IN

THE ENCLOSED ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM

VOTING AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY.

1

ABOUT THE MEETING: QUESTIONS AND ANSWERS

What am I voting on?

At this year’s annual meeting, you will be asked to vote on:

(1)	the election of five directors to serve on our board of directors until the election and qualification of their successors (“Proposal 1”);

(2)	the ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the year ending December 31, 2025 (“Proposal 2”);

(3)

an amendment to our second amended and restated certificate of incorporation, as amended (the “certificate of incorporation”), in the form attached to the proxy statement as Annex A, to, at the discretion of our board of directors, effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of common stock, par value $0.001 per share (the “common stock”), at any time prior to the one-year anniversary date of the approval by the stockholders of such proposal, at a ratio, ranging from one-for-seven (1:7) to one-for-twenty-five (1:25), with the exact ratio to be set within that range at the discretion of the board of directors without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal” or “Proposal 3”);

(4)

for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon exercise of: (i) series A-1 warrants of the Company having an original exercise price of $0.15 per share (the “Series A-1 Warrants”); (ii) series A-2 warrants of the Company having an original exercise price of $0.15 per share (the “Series A-2 Warrants,” and, together with the Series A-1 Warrants, the “Warrants”); and (iii) placement agent warrants of the Company having an original exercise price of $0.1875 per share (the “Placement Agent Warrants”), with the Series A-1 Warrants and the Series A-2 Warrants issued in our best efforts public offering on July 18, 2025 and the Placement Agent Warrants issued to the placement agent’s designees as compensation for such offering (the “Nasdaq 20% Issuance Proposal” or “Proposal 4”);

(5)

an amendment to the 2022 Plan, in the form attached to the proxy statement as Annex B, for the adoption of an automatic annual increase in the shares of common stock available for issuance under the 2022 Plan (the “2022 Plan Evergreen Proposal” or “Proposal 5”);

(6)

the proposal to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposal (the “Adjournment Proposal” or “Proposal 6”); and

(7)	conduct any other business properly brought before the meeting.

Who is entitled to vote at the annual meeting, and how many votes do they have?

Stockholders of record at the close of business on [●], 2025 may vote at the annual meeting. Each share of our common stock and our Series A Preferred Stock has one vote. There were [●] shares of common stock and [●] shares of Series A Preferred Stock outstanding on [●], 2025.

How can I attend the annual meeting?

To participate in the annual meeting, stockholders of record need to first register at https://web.viewproxy.com/AIRE/2025 using their 11-digit control number included on the Notice of Internet Availability, proxy card, or voting instruction form by no later than October 4, 2025. On the day of the annual meeting, if you have properly registered in accordance with the instructions of the Notice of Internet Availability, you will log into the annual meeting by visiting the link provided after you register and using the password you received via e-mail and follow the instructions to vote your shares.

2

How do I vote?

You may vote over the Internet, by telephone, by mail, or at the annual meeting.

Vote by Internet. You can vote via the Internet at www.AALvote.com/AIRE. You will need to use the 11digit control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on Tuesday, October 7, 2025. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-866-804-9616. You will need to use the 11-digit control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on Tuesday, October 7, 2025. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to reAlpha Tech Corp., c/o Alliance Advisors LLC, P.O. Box 2400, Pittsburgh, PA 15230. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the annual meeting.

Vote at the Meeting. You may vote during the annual meeting by visiting www.AALvote.com/AIRE, which link will also be made available to you during the annual meeting in the questions and chat tab of the virtual meeting platform. You will need the 11-digit control number included on your Notice of Internet Availability, proxy card, or voting instruction form. If you previously voted via the Internet or by telephone or mail, you will not limit your right to vote online at the annual meeting.

If you vote by Internet, telephone or mail, you will be designating Michael J. Logozzo, our Chief Executive Officer and Interim Chief Operating Officer, and/or Piyush Phadke, our Chief Financial Officer, as your proxy(ies). They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy.

Submitting a proxy will not affect your right to attend the annual meeting and vote electronically.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

Can I receive future materials via the Internet?

If you vote by Internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce our printing and postage costs in the future, as well as the number of paper documents you will receive.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed above, you will be appointing Michael J. Logozzo, our Chief Executive Officer and Interim Chief Operating Officer, and/or Piyush Phadke, our Chief Financial Officer, as your proxies. They may act together or individually to vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the annual meeting, please vote by proxy so that your shares of common stock or Series A Preferred Stock, as applicable, may be counted.

3

What are the recommendations of the board of directors?

The recommendations of our board of directors are set forth together with the description of each proposal in this proxy statement. In summary, the board of directors recommends a vote:

●	Proposal 1 — “FOR” each director nominee;

●	Proposal 2 — “FOR” the ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the year ending December 31, 2025;

●	Proposal 3 — “FOR” the Reverse Stock Split Proposal;

●	Proposal 4 — “FOR” the Nasdaq 20% Issuance Proposal;

●	Proposal 5 — “FOR” the 2022 Plan Evergreen Proposal; and

●	Proposal 6 — “FOR” the Adjournment Proposal.

With respect to any other matter that properly comes before the annual meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote:

(1)	“FOR” each director nominee (see Proposal 1);

(2)	“FOR” the ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the year ending December 31, 2025 (see Proposal 2);

(3)	“FOR” the approval of the Reverse Stock Split Proposal (see Proposal 3);

(4)	“FOR” the approval of the Nasdaq 20% Issuance Proposal (see Proposal 4);

(5)	“FOR” the approval of the 2022 Plan Evergreen Proposal (see Proposal 5); and

(6)	FOR” the approval of the Adjournment Proposal (see Proposal 6).

We do not intend to bring any other matter for a vote at the annual meeting, and we do not know of anyone else who intends to do so, however, we will transact any such other business as may properly come before the annual meeting or any adjournments thereof. Your proxies are authorized to vote on your behalf, using their best judgment, on any other business that properly comes before the annual meeting.

If your shares are held in the name of a bank, broker or other nominee (a “Nominee”), you will receive separate voting instructions from your Nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your Nominee. Please check with your Nominee and follow the voting instructions your Nominee provides.

You should instruct your Nominee how to vote your shares. If you do not give voting instructions to the Nominee, the Nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable regulations, brokers and other intermediaries have the discretion to vote on routine matters, such as the ratification of the selection of an independent registered public accounting firm, but do not have discretion to vote on non-routine matters. Under applicable regulations, the uncontested election of directors is no longer considered a routine matter. As a result, if you are a beneficial owner and hold your shares in street name, but do not give your Nominee instructions on how to vote your shares with respect to Proposal 1, Proposal 4, Proposal 5 or Proposal 6, votes may not be cast on your behalf. Therefore, if you do not provide voting instructions to the Nominee, your Nominee may only vote in any other routine matters properly presented for a vote at the annual meeting, such as Proposal 2 and Proposal 3. If your Nominee indicates on its proxy card that it does not have discretionary authority to vote on a particular proposal, your shares will be considered to be “broker non-votes” with regard to that matter. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our annual meeting, but a broker non-vote will not otherwise affect the outcome of a vote.

4

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the annual meeting by:

●	notifying Secretary of the Company by e-mail to proxy@realpha.com that you are revoking your proxy;

●

submitting a proxy at a later date via the Internet or telephone or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the annual meeting, in which case your later-submitted proxy will be recorded, and your earlier proxy revoked; or

●	attending (virtually) and voting at the annual meeting.

If your shares are held in the name of a Nominee, you should check with your Nominee and follow the voting instructions provided by your Nominee.

Who will count the votes?

A representative of Alliance Advisors LLC will tabulate the votes and act as the inspector of election.

What constitutes a quorum?

The holders representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the annual meeting, either present or represented by proxy, shall constitute a quorum. A quorum is necessary in order to conduct the annual meeting. If you choose to have your shares represented by proxy at the annual meeting, you will be considered part of the quorum. Both abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. If a quorum is not present at the annual meeting, the annual meeting’s chairman may adjourn the meeting in accordance to Article II, Subsection 6 of our second amended and restated bylaws (the “bylaws”). If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

What vote is required to approve each proposal?

Election of Directors. For Proposal 1, the election of directors, the nominees will be elected by a plurality of the votes of the shares of common stock and Series A Preferred Stock present in person or represented by proxy and entitled to vote at the annual meeting. A plurality of the votes mean that the directors who receive the most votes in an election, though not necessarily a majority, will be elected. You may choose to vote, or withhold your vote, separately for each nominee. A properly executed proxy with voting instructions marked “WITHHOLD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

Ratification of the Appointment of GBQ Partners, LLC as the Company’s Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of Proposal 2. Abstentions are not votes cast and will have no effect on the outcome of this vote. Although ratification of the audit committee of the board of directors (the “audit committee”) appointment of GBQ Partners, LLC is not required, the audit committee will consider the outcome of this vote when making future decisions regarding the appointment of an independent registered public accounting firm.

5

Approval of the Reverse Stock Split Proposal. The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of Proposal 3. Abstentions are not votes cast and will have no effect on the outcome of this vote.

Approval of the Nasdaq 20% Issuance Proposal. The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting, excluding the voting power underlying the Warrants and Placement Agent Warrants, will be required for approval of Proposal 4. Abstentions are not votes cast and will have no effect on the outcome of this vote.

Approval of the 2022 Plan Evergreen Proposal. The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of Proposal 5. Abstentions are not votes cast and will have no effect on the outcome of this vote.

Approval of the Adjournment Proposal. The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of Proposal 6. Abstentions are not votes cast and will have no effect on the outcome of this vote.

Other Proposals. So long as a quorum is present, in order to approve any other proposal that might properly come before the annual meeting, the affirmative votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting must exceed the votes cast against the proposal by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting, except when a different vote is required by law or by our certificate of incorporation.

Broker non-votes and abstentions by stockholders from voting (including brokers holding their clients’ shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, with respect to Proposal 1, broker non-votes and withheld votes will have no effect and abstentions are not applicable. With respect to Proposal 2, Proposal 3, Proposal 4, Proposal 5 and Proposal 6, because broker non-votes and abstentions are not votes cast affirmatively or negatively, they will have no effect on the approval of such proposal.

What percentage of the Company’s common stock and Series A Preferred Stock do our directors and officers own?

As of [●], 2025, our current directors and executive officers beneficially owned approximately [●]% of our common stock outstanding and none of the Series A Preferred Stock outstanding. See the discussion under the heading “Security Ownership of Certain Beneficial Owners and Management” on page [●] for more details.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

We, on behalf of our board of directors, through our directors, officers, and employees, are soliciting proxies primarily by mail and the Internet. Proxies may also be solicited in person, by telephone, or by electronic communication. We will pay the cost of soliciting proxies. We will also reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to the owners of our common stock and Series A Preferred Stock.

We do not plan to employ a professional solicitation firm with respect to proposals to be presented at the annual meeting. However if, for example, we do not believe we will meet the quorum requirements set forth in our bylaws, we may retain a proxy solicitation firm to solicit proxies. If we do so, we will pay a fee for those services and will reimburse the proxy solicitation firm for payments made to brokers and other nominee holders for their expenses in forwarding soliciting material. We may also agree that the proxy solicitation firm’s fees may increase if certain changes in the scope of its services occur.

Who is the independent registered public accounting firm, and will they be represented at the annual meeting?

GBQ Partners, LLC served as the independent registered public accounting firm auditing and reporting on our consolidated financial statements for the year ended December 31, 2024 and has been appointed to serve as our independent registered public accounting firm for the year ending December 31, 2025. We expect that representatives of GBQ Partners, LLC will be present at the annual meeting.

6

GOVERNANCE OF THE COMPANY

The following table sets forth the names and ages of the directors and executive officers serving as of [●], 2025. Our officers may be appointed by the board of directors, Chief Executive Officer or President.

Name	Age	Position
Executive Officers
Michael J. Logozzo	54	Chief Executive Officer and Interim Chief Operating Officer
Piyush Phadke	47	Chief Financial Officer
Giri Devanur	56	Executive Chairman

Board of Directors
Dimitrios Angelis(1)(2)(3)	55	Independent Director
Brian Cole(1)(2)(3)	44	Independent Director
Giri Devanur	56	Executive Chairman
Monaz Karkaria	52	Independent Director
Balaji Swaminathan(1)(2)(3)	60	Independent Director

 ___________________

(1)	Member of the audit committee of the board of directors.
(2)	Member of the compensation committee of the board of directors.
(3)	Member of the nominating and governance committee of the board of directors.

Our business, property and affairs are managed by, or under the direction of, our board of directors, in accordance with the General Corporation Law of the State of Delaware (“DGCL”) and our bylaws. Members of the board of directors are kept informed of our business through discussions with the Chief Executive Officer, Chief Financial Officer and other key members of management, by reviewing materials provided to them by management, and by participating in meetings of the board of directors and its committees.

Stockholders may communicate with the members of the board of directors, either individually or collectively, or with any independent directors, individually or as a group, by writing to the board of directors at 6515 Longshore Loop, Suite 100, Dublin, OH 43017. These communications will be reviewed by the Company’s Corporate Secretary who, depending on the subject matter, will (i) forward the communication to the director or directors to whom it is addressed or who is responsible for the topic matter, (ii) attempt to address the inquiry directly (for example, where it is a request for publicly available information or a stock related matter that does not require the attention of a director), or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each meeting of the nominating and governance committee of the board of directors (the “governance committee”), the Company’s Corporate Secretary presents a summary of communications received, if any, and will make those communications available to any director upon request.

Executive Officers

Michael J. Logozzo has served as our Chief Executive Officer and Interim Chief Operating Officer since June 3, 2025. Mr. Logozzo served as our Chief Operating Officer and President from February 1, 2024 until June 3, 2025. Prior to that, Mr. Logozzo served as our Chief Financial Officer from inception until February 1, 2024. Mr. Logozzo also worked at the Company’s former parent company, reAlpha Tech Corp., from February 2021 till January 2022. Prior to his role at the Company, Mr. Logozzo was managing director for the Americas of L Marks, covering the U.S., Canada, and Latin America from May 2019 to March 2021. Prior to his employment with L Marks, he worked at BMW financial services (a $32 billion portfolio with 1.2 million customers) from 2001 to 2019 in multiple roles, including IT manager starting in February 2001, then process and quality manager, strategy manager, special project manager and general manager of financial services and operations in the Americas from May 2011 to April 2019. During his 18-year tenure, Mr. Logozzo was responsible for finance operations, innovation, and best practices integration at the automotive company’s Americas Regional Services Center in Columbus, Ohio and the headquarters in Munich, Germany. Mr. Logozzo holds a Management Information Systems Bachelor of Science (B.S.) from Youngstown State University, and a Business Administration, Management and Operations Masters of Business Administration (MBA) from Franklin University.

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Piyush Phadke has served as our Chief Financial Officer since January 2025. Mr. Phadke brings over 20 years of leadership and finance experience. Before joining the Company, Mr. Phadke served as Managing Director at BTIG, LLC, a global financial services firm, from January 2021 to September 2023, and as Director from May 2017 to January 2021, where he was part of the debt capital advisory group and executed multiple capital raise transactions across different products including term loans, high-yield bonds and mezzanine financings. Prior to his position at BTIG, LLC, Mr. Phadke served as Senior Vice President of the financial sponsors group at Jefferies LLC, an investment bank, from January 2016 until July 2016, and as Vice President of such group from July 2014 until January 2016, where he led and structured the underwriting and syndication of leveraged loans and high-yield bonds to support leveraged buyouts. Prior to Jefferies LLC, Mr. Phadke held positions at Bank of America from July 2008 until June 2014, where he executed leveraged buyouts, refinancings, dividend recapitalizations, equity offerings and merger and acquisitions for private equity firms and their portfolio companies. Mr. Phadke received a Master of Business Administration in Corporate Finance and Financial Analysis from The Fuqua School of Business at Duke University, and a B.A. in Economics from Tufts University.

Giri Devanur is the Executive Chairman of the board of directors. Mr. Devanur became a member of our board of directors in April 2021 and its Chairman in April 2023. He served as our Chief Executive Officer from April 11, 2023 until June 3, 2025 when he transitioned to the role of Executive Chairman of the board of directors. He is a serial business entrepreneur and an experienced chief executive officer who has been involved in capital planning and investor presentations as an executive officer for various companies. He has more than 25 years of experience in the information technology industry. In October 2020, Mr. Devanur began designing the early AI systems for the “reAlpha” concept, and formed reAlpha Tech Corp. (our former parent company) until April 2021, when he became the Company’s chief executive officer and president. Prior to Mr. Devanur’s involvement with the Company, he co-founded Taazu, Inc. in March 2018, an artificial-intelligence business travel assistant company, which was subsequently sold in March 2021, and in December 2019, Mr. Devanur also co-founded GenDeep, Inc., an investment analysis company, which was eventually dissolved in October 2020 due to COVID-19. Additionally, Mr. Devanur was a member of the board of directors of Coffee Day Enterprises Ltd., a public company listed on the National Stock Exchange of India from December 2020 to October 2024, and Saara, Inc., an AI-based e-commerce solutions company, since October 2019. Mr. Devanur has a master’s degree in Technology Management from Columbia University and a bachelor’s degree in computer engineering from the University of Mysore, India. He has attended Executive Education programs at the Massachusetts Institute of Technology and Harvard Law School. The board of directors believes that Mr. Devanur’s decades-long experience in the information technology industry and in positions of leadership in other companies will enable him to bring a wealth of strategic and business acumen to the board of directors.

Composition of Our Board of Directors

Our board of directors consists of five members, each of whom serves as a director pursuant to the board composition provisions of our certificate of incorporation and bylaws.

Director Independence

Our common stock is listed on Nasdaq under the symbol “AIRE”. The listing rules of Nasdaq generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that each member of a listed company’s audit, compensation, and governance committees be independent.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

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Our board of directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that, except with respect to Giri Devanur, none of our directors have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq and Rule 10A-3 and Rule 10C-1 under the Exchange Act. Only Giri Devanur is not independent under Nasdaq’s independence standards.

Audit Committee

Balaji Swaminathan, Brian Cole and Dimitrios Angelis serve as members of our audit committee. Under the national exchange listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each of Messrs. Swaminathan, Cole and Angelis meet the independent director standard under national exchange listing standards and under Rule 10-A-3(b)(1) of the Exchange Act. Balaji Swaminathan serves as chairman of our audit committee. Each member of the audit committee is financially literate and our board of directors has determined that Balaji Swaminathan qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Our audit committee charter, which details the purpose and principal functions of the audit committee, includes responsibilities such as to:

●	appoint, compensate, and oversee the work of any registered public accounting firm employed by us;

●	resolve any disagreements between management and the auditor regarding financial reporting;

●	pre-approve all auditing and non-audit services;

●	retain independent counsel, accountants, or others to advise the audit committee or assist in the conduct of an investigation;

●	seek any information it requires from employees, all of whom are directed to cooperate with the audit committee’s requests-or external parties;

●	oversee and report to the board of directors regarding the Company’s major financial risk exposures, as well as areas including cybersecurity, information technology and data security risks;

●	meet with our officers, external auditors, or outside counsel, as necessary; and

●	oversee that management has established and maintained processes to assure our compliance with all applicable laws, regulations and corporate policy.

Compensation Committee

Balaji Swaminathan, Brian Cole and Dimitrios Angelis serve as members of our compensation committee (the “compensation committee”). Under the national exchange listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Brian Cole serves as chairman of our compensation committee. Each of Messrs. Swaminathan, Cole and Angelis meet the independent director standard under national exchange listing standards applicable to members of the compensation committee.

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Our compensation committee charter, which details the purpose and principal functions of the compensation committee, includes responsibilities such as to:

●

discharge the responsibilities relating to certain disclosures in public filings of the Company, including, but not limited to, in the Company’s proxy statement, and periodic reports, such as the Annual Report on Form 10-K and Quarterly Report on Form 10-Q;

●	discharge the responsibilities of the board of directors relating to compensation of our directors, executive officers and other key employees;

●	review and make recommendations to the board of directors in establishing appropriate incentive compensation and equity-based plans;

●	oversee the annual process of evaluation of the performance of our management; and

●	perform such other duties and responsibilities as enumerated in and consistent with the compensation committee’s charter.

The compensation committee charter permits the committee to retain or receive advice from a compensation consultant and outlines certain requirements to ensure the consultants independence or certain circumstances under which the consultant need not be independent. We have not retained such a consultant.

Nominating and Governance Committee

Balaji Swaminathan, Brian Cole and Dimitrios Angelis serve as members of our governance committee. The governance committee is composed entirely of independent directors. Messrs. Swaminathan, Cole and Angelis serve as members of our governance committee. Dimitrios Angelis serves as the chairman of our governance committee.

Our governance committee charter, which details the purpose and principal functions of the governance committee, includes responsibilities such as to:

•

assist the board of directors by identifying qualified candidates for director nominees, including through search firms to assist in identifying qualified director nominees, and to recommend to the board of directors the director nominees for the next annual meeting of stockholders;

•	establish procedures to be followed by stockholders in submitting recommendations for director candidates to the governance committee;

•	lead the board of directors and board of directors committees in their annual review of their performance;

•	recommend to the board director nominees for each committee of the board of directors; and

•	develop and recommend to the board of directors corporate governance guidelines applicable to us.

Board of Directors and Committees

The board of directors has three standing committees, the audit committee, the compensation committee and the governance committee (collectively, the “board committees”). All members of the board committees are non-employee directors who are deemed independent. During the year ended December 31, 2024, the board of directors held 5 meetings, the audit committee held 2 meetings, the compensation committee held 1 meeting, and the governance committee held no meetings. Each of our directors attended at least 75% of the meetings held by the board of directors and the board committees of which he or she is a member. We do not have a policy with regard to board of directors’ attendance at our annual meeting of stockholders. None of our directors or executive officers were selected as a result of an arrangement or understanding between him/her and any other person.

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Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee was at any time during 2024 an officer or employee the Company. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Risk Oversight

Our audit committee is responsible for overseeing our risk management process. Our audit committee focuses on our general risk management policies and strategy, the most significant risks facing us, including risks associated with our audit, financial reporting, internal control, disclosure control, regulatory compliance and cybersecurity matters, and oversees the implementation of risk mitigation strategies by management. Our board of directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Director Qualifications and Diversity

Our board of directors seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the board of director’s deliberations and decisions. Our board of directors is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in the real estate, technology and finance industries, and with real estate, finance and accounting, and entrepreneurship skills.

There is no difference in the manner in which the board of directors evaluates nominees for directors based on whether the nominee is recommended by a stockholder. In evaluating nominations, the board of directors also looks for depth and breadth of experience within our industry and otherwise, outside time commitments, special areas of expertise, accounting and finance knowledge, business judgment, leadership ability, experience in developing and assessing business strategies, corporate governance expertise, and for incumbent members of the board of directors, the past performance of the incumbent director.

Code of Business Conduct and Ethics

Our board of directors adopted a code of business conduct and ethics, or the “Code of Conduct,” applicable to all directors, executive officers and employees. The Code of Conduct is available on the “Investor Relations” portion of our website at www.realpha.com. The governance committee is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers and directors. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq’s listing standards concerning any amendments to, or waivers of, any provision of the Code of Conduct.

Insider Trading Policy

We maintain an insider trading policy that governs the purchase, sale and/or other dispositions of our securities by our directors, officers and employees, which we believe is reasonably designed to promote compliance with insider trading laws, rules, regulations and any applicable listing standards. Our insider trading policy prohibits all officers, directors and employees from engaging in insider trading, and establishes procedures for those covered under the policy to both report violations and pre-clearance procedures that employees must go through in order to clear any transactions involving our securities. Clearance of a transaction is valid only for a 48-hours period, and if such transaction is not placed in such 48-hour period, clearance of the transaction must be re-requested. Our insider trading policy also establishes certain trading windows and black-out periods, to facilitate compliance with such insider trading policy. Additionally, mandatory pre-clearance is required from all our executive officers and directors, even during trading windows.

Clawback Policy

We have adopted a compensation recovery policy designed to comply with the mandatory compensation “clawback” requirements under Nasdaq rules (the “Clawback Policy”). Under the Clawback Policy, in the event of certain accounting restatements, we will be required to recover erroneously received incentive-based compensation from our executive officers representing the excess of the amount actually received over the amount that would have been received had the financial statements been correct in the first instance. The compensation committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and ultimately determine whether any adjustment will be made under the Clawback Policy.

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Family Relationships

There are no family relationships among any of our executive officers or directors.

Involvement in Certain Legal Proceedings

With the exception of Mr. Devanur, as described below, none of our directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

India Proceeding Involving Giri Devanur

In 2006, Mr. Devanur became the CEO of an India-based company named Gandhi City Research Park, Private Limited (“Gandhi City Research Park”). Gandhi City Research Park was liquidated as a result of the Lehman Brothers collapse in 2009. In 2010, an investor in Gandhi City Research Park filed a fraud complaint with the Cubbon Park Police Station in Bengaluru, India, against, among others, Mr. Devanur. In 2014, the Cubbon Park Police dismissed all claims. Subsequently, in 2015 the investor appealed the Cubbon Park Police’s decision before the Lower Court. In November 2018, the Lower Court issued a criminal summons against, among others, Mr. Devanur. Mr. Devanur petitioned the High Court to quash the summons. By order dated March 27, 2023, the High Court granted Mr. Devanur’s petition and ordered the Lower Court to reconsider the investor’s appeal. On August 3, 2023, the Lower Court decided to uphold the Cubbon Park Police’s decision and close the criminal case against Mr. Devanur. On December 4, 2023, Mr. Devanur received a petition to challenge the Lower Court’s order to uphold the Cubbon Park Police’s decision and close Mr. Devanur’s criminal case. Mr. Devanur is vigorously contesting this petition.

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Emerging Growth Company and Smaller Reporting Company Status

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 and, as such, have elected to comply with certain reduced public company reporting requirements, including reduced disclosure about our executive compensation arrangements. For so long as we remain an emerging growth company, we will not be required to submit certain executive compensation matters to our stockholders for advisory votes, such as “say on pay” and “say on frequency” votes, as well as include the pay versus performance disclosures in a proxy statement. We will remain an emerging growth company until the earlier of: (1) (a) the last day of the fiscal year ending after the fifth anniversary of our initial public offering, (b) the last day of the fiscal year in which we have total annual gross revenue of at least $1.235 billion, or (c) the last day of the fiscal year in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the prior June 30; and (2) the date on which we have issued more than $1 billion in non-convertible debt during the prior three-year period.

We are also a “smaller reporting company” as defined in the Exchange Act. We may continue to be a smaller reporting company even after we are no longer an emerging growth company. We may take advantage of certain of the scaled disclosures available to smaller reporting companies and will be able to take advantage of these scaled disclosures for so long as the market value of our voting and non-voting common stock held by non-affiliates is less than $250 million measured on the last business day of our second fiscal quarter, or our annual revenue is less than $100 million during the most recently completed fiscal year and the market value of our voting and non-voting common stock held by non-affiliates is less than $700 million measured on the last business day of our second fiscal quarter.

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EXECUTIVE COMPENSATION

Named Executive Officers

Our named executive officers and their respective positions for the year ended December 31, 2024 were:

•	Giri Devanur, current Executive Chairman of the board of directors and former Chief Executive Officer;

•	Michael J. Logozzo, current Chief Executive Officer and Interim Chief Operating Officer, former Chief Operating Officer and President and former Interim Chief Financial Officer; and

•	Jorge Aldecoa, former Chief Product Officer.

Summary Compensation Table

The compensation of our named executive officers has been paid by the Company as detailed in the table below. The following table contains information about the compensation paid to or earned by each of our named executive officers and their respective positions with the Company for the year ended December 31, 2024, the eight-month transition period ended December 31, 2023 (which we sometimes refer to as the “transition period”) and the year ended April 30, 2023. Piyush Phadke, our current Chief Financial Officer, is not included as he was appointed effective as of January 30, 2025, succeeding Rakesh Prasad, who served as our Interim Chief Financial Officer from October 10, 2024, until such date.

Name and Principal Position	Year Ended	Salary ($)		All other compensation ($)		Total compensation ($)
Giri Devanur	December 31, 2024	250,000		25,000	(1)	275,000
Executive Chairman (Former Chief Executive Officer)	December 31, 2023 (Transition Period)	100,000		16,667	(1)	116,667
	April 30, 2023	150,000		25,000	(1)	175,000

Michael J. Logozzo	December 31, 2024	250,000		—		250,000
Chief Executive Officer and Interim Chief Operating Officer	December 31, 2023 (Transition Period)	93,333		—		93,333
(Former Chief Operating Officer and President; former Interim Chief Financial Officer)(2)	April 30, 2023	140,000		—		140,000

Jorge Aldecoa	December 31, 2024	215,000		—		215,000
Former Chief Product Officer(3)	December 31, 2023 (Transition Period)	133,333		—		133,333
	April 30, 2023	133,334	(4)	—		133,334

____________________

(1)

“All other compensation” for Mr. Devanur is his compensation for services as a member of our board of directors for the year ended December 31, 2024, the transition period ended December 31, 2023, and the year ended April 30, 2023, respectively.

(2)

On February 1, 2024, Mr. Logozzo was appointed as our Chief Operating Officer and President, and Michael Frenz was appointed as our new Chief Financial Officer. Subsequently, on July 12, 2024, Mr. Frenz was terminated as our Chief Financial Officer, and Mr. Logozzo was appointed as Interim Chief Financial Officer. Following Mr. Frenz’s termination, William B. Miller was then appointed Chief Financial Officer on August 19, 2024, and Mr. Logozzo remained as Chief Operating Officer and President. Then, following Mr. Miller’s resignation on October 10, 2024, Rakesh Prasad was appointed as the Interim Chief Financial Officer on the same date. On June 3, 2025, the Company appointed Mr. Logozzo as Chief Executive Officer and Interim Chief Operating Officer.

(3)	On February 1, 2024, Mr. Aldecoa was appointed as our Chief Product Officer. We terminated the employment of Jorge Aldecoa as our Chief Product Officer on February 27, 2025, effective immediately.
(4)	Represents pro-rated amount for Mr. Aldecoa’s annual salary from September 1, 2022 until April 30, 2023.

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Employment Agreements with Executive Officers

Employment Agreement with Giri Devanur

The Company entered into an employment agreement with Giri Devanur on September 1, 2021. Pursuant to Mr. Devanur’s employment agreement, he will serve as the Company’s Chief Executive Officer until his agreement is terminated by either Mr. Devanur or the Company.

By letter agreement, dated April 11, 2023, the Company entered into an updated employment agreement with Mr. Devanur, which provides for a base salary of $150,000. Mr. Devanur’s base salary was subsequently adjusted by the compensation committee on February 1, 2024 to $250,000, retroactive to January 1, 2024 pursuant to the terms of his employment agreement, which provides that his base salary would be adjusted following a successful public offering resulting in gross proceeds to the Company of $8,000,000 or more, subject to the compensation committee’s approval.

Moreover, pursuant to an amendment to his employment agreement dated February 1, 2024, Mr. Devanur is entitled to additional compensation in the form of a discretionary bonuses of up to 66.7% of his then base salary based on the achievement of certain performance targets to be established by the compensation committee, which will be payable no later than two and a half months after the fiscal year to which these performance targets relate to, and certain benefits such as unlimited vacation, health insurance and others. Pursuant to the February 1, 2024 amendment to his employment agreement, Mr. Devanur is also eligible to participate in the 2022 Plan, and may receive equity awards pursuant to the 2022 Plan and in accordance to the Company’s long-term equity incentive awards program (the “LTI Awards”), which LTI Awards are subject to certain performance criteria and metrics that will be established by the compensation committee, including satisfying financial, operational and other metrics. The Company further amended Mr. Devanur’s employment agreement pursuant to an amendment dated June 3, 2025 to reflect his position as Executive Chairman of the board of directors. There were no changes to Mr. Devanur’s compensation as a result of the amendment.

Mr. Devanur or the Company may terminate the updated employment agreement at any time upon written notice to the other party. Devanur’s employment agreement has a confidentiality provision and a non-compete for a period of two (2) years following the termination of his employment.

Employment Agreement with Michael J. Logozzo

The Company entered into an employment agreement with Michael J. Logozzo on February 21, 2021. Pursuant to Mr. Logozzo’s employment agreement, he would serve as the Company’s Chief Financial Officer until his agreement is terminated by either Mr. Logozzo or the Company.

By letter agreement, dated April 11, 2023, the Company entered into an updated employment agreement with Mr. Logozzo, which provides for a base salary of $140,000. Mr. Logozzo’s base salary was subsequently adjusted by the compensation committee on February 1, 2024 to $250,000, retroactive to January 1, 2024 pursuant to the terms of his employment agreement, which provides that his base salary would be adjusted following a successful public offering resulting in gross proceeds to the Company of $8,000,000 or more, subject to the compensation committee’s approval.

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Moreover, pursuant to an amendment to his employment agreement dated February 1, 2024, Mr. Logozzo is entitled to additional compensation in the form of a discretionary bonuses of up to 66.7% of his then base salary based on the achievement of certain performance targets to be established by the compensation committee, which will be payable no later than two and a half months after the fiscal year to which these performance targets relate to, and certain benefits such as unlimited vacation, health insurance and others. Pursuant to the February 1, 2024 amendment to his employment agreement, Mr. Logozzo is also eligible to participate in the 2022 Plan, and may receive equity awards pursuant to the 2022 Plan and in accordance to the Company’s LTI Awards, which LTI Awards are subject to certain performance criteria and metrics that will be established by the compensation committee, including satisfying financial, operational and other metrics. The Company further amended Mr. Logozzo’s employment agreement pursuant to an amendment dated June 3, 2025 to reflect his position as Chief Executive Officer. There were no changes to Mr. Logozzo’s compensation as a result of the amendment.

Mr. Logozzo or the Company may terminate the updated employment agreement at any time upon written notice to the other party. Mr. Logozzo’s employment agreement has a confidentiality provision and a non-compete for a period of two (2) years following the termination of his employment.

Employment Agreement with Piyush Phadke

The Company entered into an employment offer letter with Mr. Phadke effective as of January 30, 2025. Pursuant to his employment offer letter, Mr. Phadke is entitled to receive (i) an annual base salary of $250,000, which will be reviewed annually by the compensation committee and may be increased by the compensation committee at any time for any reason, (ii) an annual cash incentive bonus in an amount equal to 66.7% of his then base salary based on the achievement of certain performance targets to be established by the compensation committee, which bonus will be payable no later than two and a half months after the calendar year to which the performance targets relate to, and (iii) certain other benefits such as unlimited vacation, health insurance and others. Mr. Phadke is also eligible to participate in the 2022 Plan, and may receive equity awards pursuant to the 2022 Plan, which equity awards may be subject to certain performance criteria and metrics that will be established by the compensation committee at such time, including financial, operational and other metrics.

Mr. Phadke or the Company may terminate his employment offer letter at any time upon written notice to the other party, and it contains customary confidentiality provisions, intellectual property assignment provisions and a non-compete for a period of one year following the termination of his employment.

Employment Agreement with Jorge Aldecoa

The Company entered into an employment agreement with Jorge Aldecoa on September 1, 2022. Pursuant to Mr. Aldecoa’s employment agreement, he served as our Chief Operating Officer until his termination, which was effective as of February 27, 2025.

By letter agreement, dated April 11, 2023, we entered into an updated employment agreement with Mr. Aldecoa, which provided for a base salary of $200,000. Mr. Aldecoa’s base salary was subsequently adjusted by the compensation committee on February 1, 2024 to $215,000, retroactive to January 1, 2024 pursuant to the terms of his employment agreement, which provides that his base salary would be adjusted following a successful public offering resulting in gross proceeds to the Company of $8,000,000 or more, subject to the compensation committee’s approval.

Moreover, pursuant to an amendment to his employment agreement dated February 1, 2024, Mr. Aldecoa was entitled to additional compensation in the form of a discretionary bonuses of up to 66.7% of his then base salary based on the achievement of certain performance targets established by the compensation committee, which was payable no later than two and a half months after the fiscal year to which these performance targets relate to, and certain benefits such as unlimited vacation, health insurance and others. Pursuant to the February 1, 2024, amendment to his employment agreement, Mr. Aldecoa was also eligible to participate in the 2022 Plan to receive equity awards pursuant to the 2022 Plan and in accordance with the Company’s LTI Awards, which LTI Awards are subject to certain performance criteria and metrics established by the compensation committee, including satisfying financial, operational and other metrics. Mr. Aldecoa’s updated employment agreement could be terminated by him or us at any time upon written notice to the other party. Mr. Aldecoa’s employment agreement had a confidentiality provision and a non-compete for a period of 2 years following the termination of his employment.

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In connection with his termination, the Company and Mr. Aldecoa entered into a separation agreement, dated March 27, 2025, which contained a general release of claims, customary confidentiality and non-disparagement provisions and provided for a severance cash payment in the amount of $36,667, subject to applicable payroll deductions, payable in two equal monthly installments beginning on April 4, 2025.

Outstanding Equity Awards at December 31, 2024

The Company had no outstanding equity awards as of December 31, 2024.

Equity Incentive Plan

We maintain the 2022 Plan, under which we may grant awards to our then-current employees, officers and directors and certain other service providers. The compensation committee of our board of directors administers the 2022 Plan. The aggregate number of shares of common stock that may be issued under the 2022 Plan may not exceed 4,000,000 shares of common stock, of which 2,678,060 remain available for issuance as of December 31, 2024. Eligibility for awards under the 2022 Plan is determined by the board of directors at its discretion.

The 2022 Plan permits the discretionary award of incentive stock options (“ISOs”), non-statutory stock options (“NQSOs”), stock awards (which may have varying vesting schedules and be subject to lock-up periods at the board of directors’ discretion) and other equity awards to selected participants. Unless sooner terminated, no ISO may be granted under the 2022 Plan on or after the 10th anniversary of the Effective Date (as defined in the 2022 Plan).

The compensation committee has the sole discretion in setting the vesting period and, if applicable, exercise schedule of an award, determining that an award may not vest for a specified period after it is granted and accelerating the vesting period of an award. The plan administrator determines the exercise or purchase price of each award, to the extent applicable. The 2022 Plan does not allow for the assignment, transfer or exercise of awards other than by will or the laws of descent and distribution.

Unless otherwise provided by the participant’s Option Award Agreement or Stock Award Agreement (as both terms are defined in the 2022 Plan) issued pursuant to the 2022 Plan, upon the participant’s termination for any reason, including but not limited to death, Disability (as defined in the 2022 Plan), voluntary termination nor involuntary termination with or without Cause (as defined in the 2022 Plan), all unvested equity awards in the form of options or shares shall be forfeited. Vested options, unless otherwise provided, will remain exercisable for three (3) months following termination of the participant if such termination is for any reason other than death, Disability or termination for Cause. In case the participant’s separation from service is due to death or Disability, then the vested options will be exercisable for a period of twelve (12) months thereafter. In case the participant’s termination is for Cause, the participant will immediately forfeit any and all options issued to such participant under the 2022 Plan.

The 2022 Plan also provides the Company with a right of repurchase all or portion of the shares awarded to the participant under the 2022 Plan, which may be exercised in case a participant separates from service for any reason, at a price equal to the fair market value, as determined by the board of directors. In the event of a Change in Control (as defined in the 2022 Plan), the board of directors will have the sole discretion to address the treatment of a participant’s unvested awards in connection with such Change in Control in the participant’s award agreement.

The board of directors may modify, amend or terminate the plan at any time, provided that no such modification, amendment or termination of the 2022 Plan materially affects the rights of a participant under a previously granted award without that participant’s consent. Further, the board of directors cannot, without the approval of the Company’s stockholders, amend this plan: (i) increase the number of common stock with respect to the ISOs that may be granted under the 2022 Plan; (ii) make any changes in the class of employees eligible to receive the ISOs under the plan; (iii) without stockholder approval if required by applicable law.

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2025 Short Term Incentive Plan

On February 4, 2025, the compensation committee approved our 2025 Short-Term Incentive Plan (the “STIP”), which provides for quarterly awards of performance-based restricted stock units (the “STIP Awards”) granted under the 2022 Plan, a successor or replacement plan, or outside of an equity incentive plan, as determined by the compensation committee, in its discretion, to be granted to our executive officers and/or other participating employees and consultants selected by the compensation committee. The compensation committee established the STIP to drive revenue growth and profitability, help focus key employees on building stockholder value, provide significant award potential for achieving outstanding performance, and enhance our ability to attract and retain highly talented individuals.

Under the STIP, participants may earn STIP Awards based on our achievement of certain pre-determined quarterly performance targets for three different performance target categories for each fiscal quarter. These performance targets will be approved by the compensation committee at the beginning of each fiscal year but may be adjusted on a fiscal quarterly basis at the compensation committee’s sole discretion during the fiscal year depending on our results. The quarterly performance targets consist of (i) the amount of organic revenue for the quarter; (ii) the number of brokerage transactions consummated by our in-house brokerage firm for the fiscal quarter; and (iii) the quality of acquisitions we consummate during the fiscal quarter, which quality determination will be determined at the sole discretion of the compensation committee based on the compensation committee’s evaluation of the acquisitions’ fit with our business model.

Each performance target category is weighted differently based on the participant’s position with the Company, and the achievement of the goals for each performance target category is determined independently of the others. The weight of each performance target category for each participant will be set by the compensation committee at the beginning of each fiscal year, subject to change by the compensation committee on a fiscal quarterly basis depending on our results. Further, the percentage of the participant’s base salary that will be used in determining the STIP Awards, if any, will also be set by the compensation committee at the beginning of each fiscal year based on the participant’s position with the Company.

For each fiscal quarter, the STIP Awards earned by each participant for each performance target category will be equal to the percentage of the goal for such performance target category that is achieved by us multiplied by the participant’s Target Award (as defined below) for such performance target category for the fiscal quarter, up to a maximum of 500% of the participant’s Target Award. For each participant, the “Target Award” for a particular performance target category for a given fiscal quarter will be equal to the applicable percentage of the participant’s base salary used to determine the STIP Awards for such participant multiplied by (i) the weight of such performance target category and (ii) the participant’s base salary for the applicable fiscal quarter.

The STIP Awards earned in a fiscal quarter, if any, will vest as follows: (i) 50% will vest on the date that is 12 months from the date of grant, (ii) 12.5% will vest on the date that is 15 months from the date of grant, (iii) 12.5% will vest on the date that is 18 months from the date of grant, (iv) 12.5% will vest on the date that is 21 months from the date of grant and (v) 12.5% will vest on the date that is 24 months from the date of grant. The date of grant of the STIP Awards for a given fiscal quarter will be 30 calendar days after the last calendar day of such fiscal quarter, on the terms and subject to the conditions of the STIP. The vesting of the STIP Awards is subject to the participant’s compliance with the terms of the STIP, including, among other things, the participant’s continued service to the Company (or an affiliate) in accordance with the terms of the participant’s employment agreement through each applicable vesting date.

We believe that the Awards will further align our executive officers’ and other participating employees’ interests with those of our stockholders, while serving as a key retention mechanism over the long-term. All STIP Awards will be subject to our Clawback Policy.

Policies and Practices Related to the Grant of Certain Equity Awards

We currently have no specific policy or practice on the timing of stock options, stock-appreciation rights or similar option-like instruments, in relation to the disclosure of material nonpublic information by us. During the years ended December 31, 2024 and 2023, we did not award any such equity instruments to our executive officers.

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DIRECTOR COMPENSATION

The following table presents the total compensation earned and/or paid to non-employee and employee member directors of our board of directors during the year ended December 31, 2024. Our non-executive directors are entitled to an annual compensation of $25,000, payable in cash in quarterly installments of $6,250, plus reimbursements for reasonable travel expenses, and out-of-pocket costs incurred in attending meetings of our board of directors or events attended on behalf of the Company. Mr. Giri Devanur, who served as our Chief Executive Officer until June 3, 2025 and is the current Executive Chairman of the board of directors, received a total of $25,000 for his service as a member of our board of directors during the period presented below. Mr. Devanur’s total compensation for service as an employee and as a member of our board of directors is presented under the heading “Summary Compensation Table” above. Additionally, Messrs. Angelis and Swaminathan each received $50,000 as additional compensation for services as a non-executive director during the year ended December 31, 2024. The amounts represented in the “Stock Awards” column reflect the grant date fair value of the shares of common stock issued to Messrs. Angelis and Swaminathan, which were computed in accordance with ASC 718, Compensation - Stock Compensation (“ASC 718”), and do not necessarily equate to the income that will ultimately be realized by such directors for such awards.

		Fees Earned and Paid in Cash	Stock Awards	Total
Name	Year Ended	($)	($)	($)
Giri Devanur	December 31, 2024	25,000	—	25,000
Monaz Karkaria	December 31, 2024	25,000	—	25,000
Brian Cole	December 31, 2024	25,000	—	25,000
Dimitrios Angelis	December 31, 2024	25,000	50,000	75,000
Balaji Swaminathan	December 31, 2024	25,000	50,000	75,000

On July 29, 2025, the compensation committee recommended to the board of directors that our director compensation policy described above be modified from the annual cash compensation of $25,000 to equity awards in the form of shares of common stock for the same amount, which shares will also be issued in quarterly installments. On August 11, 2025, the board of directors unanimously approved such change to our director compensation policy, with the first quarterly issuance of shares of common stock being made to each director for the third quarter of 2025. This modification to our director compensation policy is designed to have our directors build an ownership stake with us, while providing an incentive to our directors that corresponds with the returns recognized by our stockholders. We expect that this director compensation policy will increase the alignment of our directors with our stockholders.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Nominees for Election

The board of directors is comprised of five members. Our board of directors, upon the recommendation of the governance committee, has nominated our five directors for re-election at the annual meeting. Each nominee has agreed, if elected, to serve until the election and qualification of his or her successor. If any nominee is unable to stand for election, which circumstance we do not anticipate, the board of directors may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.

If a quorum is present at the annual meeting, then nominees will be elected by a plurality of the votes cast. There is no cumulative voting in the election of directors.

The following biographical information is furnished as to each nominee for election as a director:

Giri Devanur, refer to “Governance of the Company” section above for Mr. Devanur’s biographical information.

Dimitrios Angelis has served as a member of our board of directors since April 2023. Mr. Angelis is an accomplished business strategist who brings over two decades of experience as general counsel from several multinational companies. Since January 2017, he has been the managing member of Pharma Tech Law LLC, a law firm that specializes in the life sciences field. Further, since June 2017, he has acted as the President, co-founder and chairman of the board of directors of Sparta Biomedical Inc., a privately-held developer of orthopedic solutions. Mr. Angelis has also been a member of the board of directors of The One Group (NASDAQ: STKS) since March 2018, and from March 2015 to March 2020, he served as Star Equity Holding, Inc. (f/k/a/ Digirad) (NASDAQ: STRR) board of directors’ chairperson of the compensation committee. Mr. Angelis has a Bachelor of Arts (B.A.) in Philosophy and English from Boston College, a Master of Arts (M.A.) in Behavioral Science from California State University and a Juris Doctor (J.D.) from NYU School of Law. Our board of directors believes that Mr. Angelis’ substantial experience as an accomplished attorney, negotiator and general counsel to public and private companies in the healthcare field will enable him to bring a wealth of strategic, legal and business acumen to the board of directors.

Brian Cole has served as a member of our board of directors since April 2021. Mr. Cole has also acted as the managing director of Baird’s Technology and Services Investment Banking Group since March 2010. In that role, Mr. Cole leads merger and acquisition and capital raising transactions, advising premier tech-enabled outsourcing companies. Prior to joining Baird’s Technology Services Investment Banking Group, Mr. Cole was a manager in PricewaterhouseCoopers’ Transaction Services practice where he led mergers and acquisitions advisory and financial due diligence engagements for private equity and corporate clients including leveraged buyouts, mergers, carve-out divestitures, take-privates, and joint ventures. Brian received his M.B.A. from Indiana University’s Kelley School of Business and a Bachelor’s of Science (B.S.) in business from the same institution with honors. The board of directors believes that Mr. Cole’s substantial experience in the financial services and investment banking industries will enable him to bring strategic insights to the board of directors.

Monaz Karkaria has served as a member of our board of directors since January 2022, and prior to becoming a member of our board of directors, she was our Chief Operating Officer from inception until her resignation from those roles in January 2022. Ms. Karkaria has been investing in rental properties since 1999 and has been a part of over 100 real estate transactions. Ms. Karkaria is the owner and founder of Ben Zen Investments LLC and Ben Zen Properties LLC since 2013. Ms. Karkaria was also a social director at ZANT, a non-profit organization from 2015 to 2017. Further, Ms. Karkaria was a business consultant in Brazil from 2006 to 2008. Ms. Karkaria holds a Bachelor’s degree from the All India Institute of Physical Medicine and Rehabilitation. The board of directors believes that Ms. Karkaria’s substantial experience in the real estate industry will enable her to bring real estate business insights to the board of directors.

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Balaji Swaminathan has served as a member of our board of directors since April 2023. Mr. Swaminathan is an accomplished business leader with extensive experience in financial services and entrepreneurship. Since 2018, Mr. Swaminathan has been the founder, chief executive officer and a member of the board of directors of SAIML Pte Ltd, a Singapore-based Capital Markets Services licensed company that provides personalized wealth management solutions for ultra-high net worth customers. Prior to his entrepreneurial pursuits, Mr. Swaminathan also held several key leadership roles in major financial institutions, including serving as President of Westpac International from 2012 to 2019. Mr. Swaminathan also holds multiple directorships with Singapore-based private companies in the finance industry, including S Cube Digilytics Venture Pte Ltd., Turbo Tech Ltd. and Allied Blenders and Distillers Limited since 2022; AT Holdings Pte Ltd. Since 2019; and Vibgyor Realty & Investments Private Limited since 2018. Mr. Swaminathan has a Bachelor’s of Commerce (B.C.) in Finance from St. Xavier’s College, a Finance degree from The Institute of Chartered Accountants of India, a Finance Cost & Works degree from The Institute of Cost & Works Accountants of India and an Advanced Management Program from Harvard Business School. The board of directors believes that Mr. Swaminathan substantial experience in the financial services industry as well as in positions of leadership in other companies will enable him to bring a wealth of strategic and business insights to the board of directors.

We believe that the experience of the members of our board of directors, together with the expertise brought to our operations by Mr. Devanur, the Executive Chairman of our board of directors, and Michael J. Logozzo, our Chief Executive Officer and Interim Chief Operating Officer, will help us achieve our goals of developing and commercializing our products and technologies. For these reasons, we concluded that each of these individuals should serve as a director.

Vote Required and Recommendation

The affirmative vote of the holders of a plurality of the shares of common stock and Series A Preferred Stock present in person or represented by proxy and entitled to vote on the nominees will be required to approve each nominee. This means that the five nominees receiving the most votes for election will be elected. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 1 in order for them to vote your shares so that your vote can be counted. Broker non-votes are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

The board of directors recommends a vote “FOR” each of the nominees.

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PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT

OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee approved the engagement of GBQ Partners, LLC (“GBQ”) as our independent registered public accounting firm for the years ended December 31, 2024 and 2023. Stockholder ratification of the selection of GBQ as our independent registered public accounting firm is advisory only and is not required by our bylaws or the DGCL. The board of directors seeks such ratification as a matter of good corporate practice. Should the stockholders fail to ratify the selection of GBQ as our independent registered public accounting firm, the audit committee will reconsider whether to retain that firm in the future.

In making its recommendation to the board of directors that stockholders ratify the appointment of GBQ as our independent registered public accounting firm for the year ending December 31, 2025, the audit committee considered whether GBQ’s provision of non-audit services is compatible with maintaining its independence. The audit committee approved the audit fees, audit-related fees, tax fees and all other fees described below and believes such fees are compatible with the independence of GBQ.

The following table presents aggregate fees for professional audit services rendered by GBQ for the audit of our consolidated financial statements for the year ended December 31, 2024, as amended on May 13, 2025, and the year ended December 31, 2023, respectively, and fees billed for other services rendered by GBQ during those periods.

	Year ended
	December 31, 2024	December 31, 2023
Audit-Related Fees(1)	$116,300	128,520
Tax Fees(2)	$70,292	38,752
All Other Fees	$43,022	97,926
Total	$229,614	265,198

_______________

(1)

These amounts represent fees for professional services rendered for the audits of our consolidated financial statements included in this report, reviews of the quarterly consolidated financial statements included in our quarterly reports on Form 10-Q, statutory audits, and other SEC filings and accounting consultations on matters related to the annual audits or interim reviews.

(2)	This amount represents fees for tax consulting and compliance services in our U.S. and non-U.S. locations.

Audit Committee Pre-Approval Policy

Consistent with requirements of the SEC and the Public Company Accounting Oversight board of directors (“PCAOB”) regarding auditor independence, the audit committee (i) appoints, retains and terminates; (ii) negotiates and sets the compensation of; and (iii) oversees the performance of the independent registered public accounting firm. In recognition of this responsibility, the audit committee has established a pre-approval policy for all audit and permitted non-audit services performed by our independent auditors to ensure that providing such services does not impair the auditors’ independence.

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the audit committee. In addition to the annual audit services engagement approved by the audit committee, the audit committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These general pre-approved audit services include (a) audit services, such as statutory audits, services associated with SEC registration statements, periodic reports and other SEC filings; (b) audit-related services, such as due diligence pertaining to potential business acquisitions, financial statement audits of employee benefit plans and consultations; (c) tax-services; and (d) other services that are permissible and that would not impair the independence of our independent registered public accounting firm.

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Pre-approval for these general audit services last for 12 months from the pre-approval date, and must involve fees of less than $100,000. Any services that have not been generally pre-approved or that exceed the approved fee levels must be specifically pre-approved. Specific pre-approval must be obtained from the audit committee.

The audit committee may also delegate the authority to the chairman of the audit committee, Mr. Swaminathan, to pre-approve audit and permitted non-audit services to be provided by our independent auditor so long as such services are subsequently reported to and approved by the full audit committee at its next scheduled meeting. The audit committee approved all services provided by, and all fees paid to, GBQ. The audit committee has considered the services provided by GBQ as described above and has determined that such services are compatible with maintaining GBQ’s independence.

GBQ Partners, LLC Representatives at Annual Meeting

We expect that representatives of GBQ will be present at the annual meeting.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of this Proposal 2. Brokers generally have discretionary authority to vote on the ratification of our independent registered public accounting firm, thus, broker non-votes are not expected to result from the vote on this proposal. Abstentions are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

The board of directors unanimously recommends you vote “FOR” ratification of the appointment of GBQ Partners, LLC as our independent registered public accounting firm for the year ending December 31, 2025.

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PROPOSAL 3 –– APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

Our certificate of incorporation currently authorizes the Company to issue a total of 205,000,000 shares of capital stock, consisting of 200,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share, of which 1,000,000 shares are designated Series A Preferred Stock.

On August 11, 2025, subject to stockholder approval, the board of directors unanimously approved and declared advisable an amendment to our certificate of incorporation to, at the discretion of the board of directors, effect the Reverse Stock Split of the common stock at a ratio of 1-for-7 to 1-for-25, with the exact ratio within such range to be determined by the board of directors at its discretion. The Reverse Stock Split may be effected at any time prior to the one-year anniversary date of the approval of the Reverse Stock Split Proposal.

While the Reverse Stock Split will affect outstanding equity awards and warrants, as described in “Effects of the Reverse Stock Split on Outstanding Equity Awards, Warrants and the 2022 Plan” below, the Reverse Stock Split would not change the number of authorized shares of common stock or Series A Preferred Stock, the par value of common stock or Series A Preferred Stock or the relative voting power of our stockholders. Moreover, the Reverse Stock Split, if effected, would affect all of our holders of common stock uniformly.

The primary goal of the Reverse Stock Split is to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. The Nasdaq Capital Market requires, among other criteria, that the Company maintain a continued closing bid price of at least $1.00 per share (the “Minimum Bid Price Requirement”). We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, every 7 to 25 (depending on the ratio selected by our board of directors) shares of our issued and outstanding common stock would be combined and reclassified into one share of common stock. The Reverse Split may be effected at any time prior to the one-year anniversary date of the approval of the Reverse Stock Split Proposal. The actual timing for implementation of the Reverse Stock Split would be determined by the board of directors based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the board of directors will have the sole authority to elect whether or not and when to amend our certificate of incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the board of directors will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our common stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the common stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the common stock following the Reverse Stock Split. If the board of directors determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a board of directors meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the board of directors will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

This description of Reverse Stock Split Proposal is a summary and is qualified by the Reverse Stock Split Amendment included as Annex A to this proxy statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the board of directors deems necessary and advisable. The board of directors has determined that the Reverse Stock Split Amendment is advisable and in the best interests of the Company and its stockholders and has submitted the Reverse Stock Split Amendment for consideration by our stockholders at the annual meeting.

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There are certain risks associated with a Reverse Stock Split, and we cannot accurately predict or assure that the Reverse Stock Split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with the Reverse Stock Split”). However, our board of directors believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of granting the board of directors the discretionary authority to effect the Reverse Stock Split.

Reasons for the Reverse Stock Split Amendment

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our common stock to meet the Minimum Bid Price Requirement for continued listing on the Nasdaq Capital Market. We believe increasing the trading price of our common stock may also assist in our capital-raising efforts by making our common stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

We believe that the Reverse Stock Split, if necessary, is a potentially effective means to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on the Nasdaq Capital Market. The Nasdaq Capital Market requires, among other criteria, that the Company maintain a continued closing bid price of at least $1.00 per share. On the record date, the last reported sale price of our common stock on the Nasdaq Capital Market was $[●] per share. As described below, we are currently not in compliance, and may in the future be unable to comply, with certain of the listing standards that we are required to meet to maintain the listing of our common stock on Nasdaq.

The board of directors believes that maintaining the current number of authorized shares of our common stock, irrespective of the Reverse Stock Split, is necessary to provide us with the flexibility to act in the future with respect to raising additional financing, potential strategic collaborations and other corporate purposes without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of common stock may arise. Such a delay might deny us the flexibility that our board of directors views as important and in the interests of the Company and its stockholders.

The board of directors does not intend to effect the Reverse Stock Split if our stock regains compliance with Nasdaq’s bid price requirement discussed below.

On May 20, 2025, we received a letter from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that, based upon the closing bid price of our common stock for the last 30 consecutive business days beginning on April 7, 2025, and ending on May 19, 2025, we no longer meet the Minimum Bid Price Requirement. The letter also indicated that we would be provided with a compliance period of 180 calendar days, or until November 17, 2025, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

If at any time during this 180-day compliance period, the closing bid price of the common stock is at least $1 per share for a minimum of ten consecutive business days, Nasdaq will provide written confirmation of compliance. If we choose to implement a reverse stock split, we must complete the split no later than ten business days prior to the expiration date in order to timely regain compliance. If compliance cannot be demonstrated by November 17, 2025, the Staff will provide written notification that the common stock will be delisted. At that time, we may appeal the Staff’s determination to a hearings panel.

In the event of a delisting from the Nasdaq Capital Market, we may seek to have our common stock traded in the over-the-counter inter-dealer quotation system, more commonly known as the OTC. OTC transactions involve risks in addition to those associated with transactions in securities traded on the securities exchanges, such as the Nasdaq Capital Market, or, together, exchange-listed stocks. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. Accordingly, our stock would be less liquid than it would be otherwise. Also, the prices of OTC stocks are often more volatile than exchange-listed stocks. Additionally, some institutional investors are prohibited from investing in OTC stocks, and it would likely be more challenging to raise capital when needed.

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In light of our financial position and our need to raise additional capital, delisting of our common stock from the Nasdaq Capital Market would materially limit our ability to obtain additional equity capital. We may need to seek an in-court or out-of-court restructuring of our liabilities. In the event of such restructuring activities, holders of our common stock, Series A Preferred Stock and other securities will likely suffer a total loss of their investment.

The primary goal of the Reverse Stock Split is to increase the per share market price of our common stock to meet the Minimum Bid Price Requirement for continued listing on the Nasdaq Capital Market. There can be no assurance that even if the Reverse Stock Split is effected, that we will ultimately regain compliance with the Minimum Bid Price Requirement and all other applicable requirements for continued listing on the Nasdaq Capital Market or that our common stock will not be delisted from the Nasdaq Capital Market.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our common stock could encourage increased investor interest in our common stock and promote greater liquidity for our stockholders. A greater price per share of our common stock could allow a broader range of institutions to invest in our common stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our common stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide flexibility to make our common stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our common stock and may facilitate future sales of our common stock. The Reverse Stock Split could also increase interest in our common stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Certain Risks Associated with the Reverse Stock Split

The Reverse Stock Split may not increase the price of our common stock over the long-term or have the desired effect of maintaining compliance with Nasdaq rules.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our common stock to meet the Minimum Bid Price Requirement of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of our common stock, we cannot assure you that the Reverse Stock Split will increase the market price of our common stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our common stock. The market price of our common stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success. In addition, although we believe the Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, it is possible that, if implemented, our common stock may not become more attractive to institutional and other long-term investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our common stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

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Even if the market price per post-Reverse Stock Split share of our common stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholder equity requirement, the minimum market value of the public float and the minimum market value of listed securities. On July 1, 2025, we received written notice from the Staff of Nasdaq notifying us that, based on the market value of listed securities for the previous 30 consecutive business days, the listing of our common stock was not in compliance with Nasdaq Listing Rule 5550(b)(2), which requires companies listed on The Nasdaq Capital Market to maintain a minimum market value of listed securities of at least $35 million (the “MVLS Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has been provided a period of 180 calendar days (or until December 29, 2025) to regain compliance with the MVLS Requirement.

The Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. Additionally, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above. In addition, the continued listing requirements of Nasdaq include a minimum number of shares that must be in the public float and minimum number of “round lot” holders, and even if the market price per post-Reverse Stock Split share of common stock is in excess of $1.00 per share if the Reverse Stock Split is implemented, we could be subject to delisting due to a failure to meet such requirements.

The Reverse Stock Split may lead to a decrease in our overall market capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our common stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of common stock outstanding following the Reverse Stock Split.

The Reverse Stock Split will not be accompanied by a decrease in our authorized shares.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the reduction in outstanding shares that would result from the Reverse Stock Split would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, resulting in there being relatively more authorized shares of common stock available for issuance after the Reverse Stock Split, which shares may be issued by the board of directors in its discretion. The board of directors from time to time may deem it to be in the best interests of the Company and its stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the board of directors authorizes the issuance of additional shares of common stock subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Our failure to maintain compliance with Nasdaq’s continued listing requirements could result in the delisting of our common stock. Additionally, if we do not receive an affirmative vote of the majority of shares of our common stock and Series A Preferred Stock present in person, by remote communication, if applicable, or by proxy at the annual meeting and entitled to vote thereon, FOR the Reverse Stock Split Proposal and our common stock continues to trade below $1.00, we expect that we will be delisted from the Nasdaq Stock Market.

Our common stock is currently listed on the Nasdaq Capital Market, where it is subject to various continued listing requirements.

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On May 20, 2025, we received a letter from the Staff of Nasdaq notifying us that, based upon the closing bid price of our common stock for the last 30 consecutive business days beginning on April 7, 2025, and ending on May 19, 2025, we no longer meets the Minimum Bid Price Requirement. The letter also indicated that we would be provided with a compliance period of 180 calendar days, or until November 17, 2025, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

If at any time during this 180-day compliance period, the closing bid price of the common stock is at least $1 per share for a minimum of ten consecutive business days, Nasdaq will provide written confirmation of compliance. If we choose to implement a reverse stock split, we must complete the split no later than ten business days prior to the expiration date in order to timely regain compliance. If compliance cannot be demonstrated by November 17, 2025, the Staff will provide written notification that the common stock will be delisted. At that time, we may appeal the Staff’s determination to a hearings panel.

In the event of a delisting from the Nasdaq Capital Market, we may seek to have our common stock traded in the over-the-counter inter-dealer quotation system, more commonly known as the OTC. OTC transactions involve risks in addition to those associated with transactions in securities traded on the securities exchanges, such as the Nasdaq Capital Market, or, together, exchange-listed stocks. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. Accordingly, our stock would be less liquid than it would be otherwise. Also, the prices of OTC stocks are often more volatile than exchange-listed stocks. Additionally, some institutional investors are prohibited from investing in OTC stocks, and it would likely be more challenging to raise capital when needed.

In light of our financial position and our need to raise additional capital, delisting of our common stock from the Nasdaq Capital Market would materially limit our ability to obtain additional equity capital. We may need to seek an in-court or out-of-court restructuring of our liabilities. In the event of such restructuring activities, holders of our common stock and other securities will likely suffer a total loss of their investment.

The primary goal of the Reverse Stock Split is to increase the per share market price of our common stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market. There can be no assurance that even if the Reverse Stock Split is effected, that we will ultimately regain compliance with the Minimum Bid Price Requirement and all other applicable requirements for continued listing on the Nasdaq Capital Market or that our common stock will not be delisted from the Nasdaq Capital Market.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our board of directors will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our common stock on Nasdaq by increasing the per share trading price of our common stock to help achieve a share price high enough to satisfy Nasdaq’s Minimum Bid Price Requirement. Any inability of our board of directors to effect the Reverse Stock Split could result in our delisting from Nasdaq.

Treatment of Fractional Shares in the Reverse Stock Split

The Company will not issue fractional certificates for post-reverse stock split shares in connection with the Reverse Stock Split. In lieu of issuing fractional shares, stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to rounding up of the fractional share to the nearest whole number. For example, if as a result of a reverse stock split a record stockholder would otherwise be entitled to hold 15.3 shares of our common stock after giving effect to the Reverse Stock Split, such stockholder would instead hold 16 shares of our common stock.

Determination of the Reverse Stock Split Ratio

The board of directors believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our board of directors will be not less than 1-for-7 or more than 1-for-25.

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The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•	our ability to maintain the listing of our common stock on the Nasdaq Capital Market;
•	the per share price of our common stock immediately prior to the Reverse Stock Split;
•	the per share price of our common stock immediately prior to the Reverse Stock Split;
•	the expected stability of the per share price of our common stock following the Reverse Stock Split;
•	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our common stock;
•	prevailing market conditions;
•	general economic conditions in our industry; and
•	our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our board of directors the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the board of directors chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the board of directors will have the discretion to implement the Reverse Stock Split or to not implement the Reverse Stock Split at all. The board of directors currently intends to effect the Reverse Stock Split. If the trading price of our common stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our common stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split common stock can be maintained above $1.00. There also can be no assurance that our common stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at the annual meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the board of directors that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our board of directors does not implement the Reverse Stock Split prior to the one-year anniversary date of the approval of the Reverse Stock Split Proposal, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our common stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our common stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our board of directors or our stockholders. Notwithstanding the decrease in the number of outstanding shares of common stock following the Reverse Stock Split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our certificate of incorporation in substantially the form of the Reverse Stock Split Amendment attached to this proxy statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the board of directors based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the board of directors, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The board of directors currently intends to effect the Reverse Stock Split. If our board of directors does not implement the Reverse Stock Split prior to the one-year anniversary date of the approval of the Reverse Stock Split Proposal, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

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Principal Effects of the Reverse Stock Split

As of the record date, approximately [●] shares of our common stock were outstanding and [●] shares of our Series A Preferred Stock were outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-25, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately [●] shares, which would comply with the Nasdaq requirement that a listed company must have at least 500,000 shares in the public float. The information in the following table is based on [●] shares of common stock issued and outstanding as of [●], 2025, and [●] shares of common stock reserved for future issuance as of such date:

Reverse Stock Split Ratio	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	200,000,000	[●]	[●]	[●]
1-for-7	200,000,000	[●]	[●]	[●]
1-for-15	200,000,000	[●]	[●]	[●]
1-for-20	200,000,000	[●]	[●]	[●]
1-for-25	200,000,000	[●]	[●]	[●]

Effects of the Reverse Stock Split on Issued and Outstanding Common Stock

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of common stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio between 1-for-7 and 1-for-25. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of common stock due to the effect of rounding up fractional shares in the Reverse Stock Split, as described in more detail herein. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split (except for the effect of rounding up fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.001.

Effects of the Reverse Stock Split on Outstanding Equity Awards, Warrants and the 2022 Plan

If the Reverse Stock Split is approved by our stockholders and our board of directors decides to implement the Reverse Stock Split, proportionate adjustments will be made to all then-outstanding equity awards and common stock warrants with respect to the number of shares of common stock subject to such award or warrant and the exercise price thereof. In addition, the number of shares of common stock available for issuance under the 2022 Plan will be proportionately adjusted for the Reverse Stock Split ratio, such that fewer shares will be available under the 2022 Plan.

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (except for the effect of rounding up fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split (except for the effect of rounding up fractional shares).

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Effects of the Reverse Stock Split on Regulatory Matters

We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC. After the effective time of any Reverse Stock Split that our board of directors elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our common stock under the Exchange Act. Our common stock would continue to be listed on the Nasdaq Capital Market under the symbol “AIRE” immediately following the Reverse Stock Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

Effects of the Reverse Stock Split on Authorized Share Capital

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 205,000,000 shares, consisting of 200,000,000 shares of common stock and 5,000,000 shares of preferred stock, par value $0.001 per share, of which 1,000,000 shares are designated Series A Preferred Stock.

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance

By reducing the number of shares outstanding without reducing the number of shares of available but unissued common stock, the Reverse Stock Split will increase the number of authorized but unissued shares. The board of directors believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the board of directors an effective increase in the authorized shares available for issuance, in its discretion. The board of directors from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the board of directors authorizes the issuance of additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender any current certificates they may hold to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the common stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares.

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STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of common stock may hold some or all of their common stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations in order to effect the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our common stock will remain unchanged at $0.001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our common stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of common stock outstanding. Any common stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain material U.S. federal income tax considerations of the Reverse Stock Split applicable to U.S. holders (as defined below). This discussion does not purport to be a complete analysis of all potential tax consequences that may be relevant to a U.S. holder. The effects of U.S. federal tax laws other than U.S. federal income tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder. We have not sought and do not intend to seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the Reverse Stock Split.

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This discussion is limited to U.S. holders that hold common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, the rules related to “qualified small business stock” within the meaning of Section 1202 of the Code or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:

•	U.S. expatriates and former citizens or long-term residents of the United States;
•	U.S. holders whose functional currency is not the U.S. dollar;
•	Persons holding common stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
•	banks, insurance companies, and other financial institutions;
•	real estate investment trusts or regulated investment companies;
•	brokers, dealers or traders in securities;
•	corporations that accumulate earnings to avoid U.S. federal income tax;
•	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•	tax-exempt organizations or governmental organizations;
•	persons deemed to sell common stock under the constructive sale provisions of the Code;
•	persons who hold or received common stock pursuant to the exercise of any employee stock option or otherwise as compensation; and tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds common stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of common stock generally should not recognize gain or loss upon the Reverse Stock Split. A U.S. holder’s aggregate tax basis in the shares of common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the common stock surrendered, and such U.S. holder’s holding period in the shares common stock received should include the holding period in the shares of common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of common stock surrendered to the shares of common stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be automatically entitled to receive an additional fraction of a share of common stock to round up to the next whole post-split share. The U.S. federal income tax treatment of the receipt of such a fractional share in a Reverse Stock Split is not clear. It is possible that the receipt of such an additional fraction of a share of common stock may be treated as a distribution taxable as a dividend or as an amount received in exchange for common stock. We intend to treat the issuance of such an additional fraction of a share of common stock in the Reverse Stock Split as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of Proposal 3. Brokers generally have discretionary authority to vote on the amendment to our certificate of incorporation to effect the Reverse Stock Split, thus, broker non-votes are not expected to result from the vote on this proposal. Abstentions are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

The board of directors unanimously recommends you vote “FOR” the approval of the Reverse Stock Split Proposal.

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PROPOSAL 4 –– APPROVAL OF THE NASDAQ 20% ISSUANCE PROPOSAL

Background

On July 16, 2025, we entered into a Securities Purchase Agreement (the “Agreement”) pursuant to which on July 18, 2025 we sold (the “ Offering”) an aggregate of (i) 13,333,334 shares of common stock, (ii) series A-1 warrants (the “Series A-1 Warrants”) to purchase up to an aggregate of 13,333,334 shares of common stock (the “Series A-1 Warrant Shares”) and (iii) series A-2 warrants (the “Series A-2 Warrants,” and together with the Series A-1 Warrants, the “Warrants”) to purchase up to an aggregate of 13,333,334 shares of common stock (the “Series A-2 Warrant Shares,” and together with the Series A-1 Warrant Shares, the “Warrant Shares”) and (iii) placement agent warrants of the Company (the “Placement Agent Warrants”) to purchase up to an aggregate of 666,667 shares of common stock (the “Placement Agent Warrant Shares”), with the Series A-1 Warrants and the Series A-2 Warrants issued in our best efforts public offering on July 18, 2025 and the Placement Agent Warrants issued to the placement agent’s designees as compensation for such offering. Each share of common stock was sold together with one Series A-1 Warrant to purchase one share of common stock and one Series A-2 Warrant to purchase one share of common stock.

The material terms of the Warrants and the Placement Agent Warrants are summarized below, which descriptions do not purport to be complete and are summarized in their entirety by the Series A-1 Warrants, Series A-2 Warrants and the Placement Agent Warrants, which have been filed as exhibits to the Company’s Current Report on Form 8-K filed on July 18, 2025 disclosing the Agreement and the transactions contemplated thereby.

Warrants

Duration and Exercise Price

Each Warrant has an exercise price of $0.15 per share and will be exercisable beginning on the effective date of the Warrant Stockholder Approval. The Series A-1 Warrants will expire on the 5-year anniversary of the Warrant Stockholder Approval (as defined below), and the Series A-2 Warrants will expire on the 24-month anniversary of the Warrant Stockholder Approval. The exercise price and number of shares of common stock issuable upon exercise of the Warrants is subject to appropriate adjustment in the event of stock dividends, stock splits, reorganizations or similar events affecting our common stock and the exercise price. The Warrants were issued separately from the Shares and may be transferred separately as of immediately after issuance. The Warrants were issued in certificated form only.

Warrant Stockholder Approval

We agreed to promptly, and in no event later than 90 days after the consummation of the Offering, seek stockholder approval (the “Warrant Stockholder Approval”) for the issuance of shares of common stock issuable upon exercise of Warrants with the recommendation of our board of directors that such proposal is approved. We have agreed with the investors in the Offering that, if we do not obtain stockholder approval for the issuance of the shares of common stock upon exercise of the Warrants at the first stockholder meeting for such purpose after the Offering, we will call a stockholder meeting every 90 days thereafter until the earlier of the date we obtain such approval or the Warrants are no longer outstanding. In connection with the requisite Warrant Stockholder Approval, on July 16, 2025, Giri Devanur, the Executive Chairman of our board of directors, Michael J. Logozzo, our Chief Executive Officer and Interim Chief Operating Officer, and Monaz Karkaria, a member of our board of directors, representing [●]% of outstanding common stock in the aggregate as of [●], 2025, each entered into a voting agreement, pursuant to which they agreed to vote all shares of common stock over which they have voting control as of the record date for the annual meeting (and any adjournment or postponement thereof) at which the Warrant Stockholder Approval is sought, in favor of such Warrant Stockholder Approval.

Exercisability

The Warrants are exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of shares of our common stock purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of the Warrant to the extent that the holder would own more than 4.99% of the outstanding common stock immediately after exercise. Following the issuance of the Warrants, upon notice from the holder to us, a holder may increase or decrease the amount of beneficial ownership of outstanding stock after exercising the holder’s Warrants up to 9.99% of the number of shares of our common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants and in accordance with the rules and regulations of the SEC, provided that any increase in the beneficial ownership limitation shall not be effective until 61 days following notice to us.

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Cashless Exercise

If, at the time a holder exercises its Warrants, a registration statement registering the issuance of the shares of common stock underlying the Warrants under the Securities Act is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of shares of common stock determined according to a formula set forth in the Warrants.

Fractional Shares

No fractional shares of common stock will be issued upon the exercise of the Warrants. Rather, the number of shares of common stock to be issued will be rounded up to the next whole share or we will pay a cash adjustment equal to such fraction multiplied by the exercise price to the holder.

Transferability

Subject to applicable laws, a Warrant may be transferred at the option of the holder upon surrender of the Warrant to us together with the appropriate instruments of transfer.

Trading Market

There is no trading market available for the Warrants on any securities exchange or nationally recognized trading system, and we do not expect a trading market to develop. We do not intend to list the Warrants on any securities exchange or other trading market. Without a trading market, the liquidity of the Warrants is extremely limited. The common stock issuable upon exercise of the Warrants is currently listed on Nasdaq.

Right as a Stockholder

Except as otherwise provided in the Warrants, including as described below under “Pro Rata Distributions” and “Subsequent Rights Offering,” or by virtue of such holder’s ownership of shares of our common stock, the holders of the Warrants do not have the rights or privileges of holders of our common stock, including any voting rights, until they exercise their Warrants.

Pro Rata Distributions

During such time as the Warrants are outstanding, if we declare or make any dividend or other distribution of our assets (or rights to acquire our assets) to all or substantially all holders of shares of common stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, liquidation, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of the Warrants, then, in each such case, the holder of a Warrant shall be entitled to participate in such Distribution to the same extent that the holder would have participated therein if the holder had held the number of shares of common stock acquirable upon complete exercise of the Warrant (without regard to any limitations on exercise hereof, including without limitation, the beneficial ownership limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the holder’s right to participate in any such Distribution would result in the holder exceeding the beneficial ownership limitation, then the holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of common stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the holder until such time, if ever, as its right thereto would not result in such Holder exceeding the beneficial ownership limitation). The Warrants, solely for purposes of Section 18(b)(1)(A) of the Securities Act, will be deemed to be equal in seniority to the common stock into which they are exercisable, including with respect to any distribution upon our liquidation.

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Subsequent Rights Offerings

In addition to any adjustments in the event of stock dividends, stock splits, reorganizations or similar events affecting our shares of common stock and the exercise price, if at any time we grant, issue or sell any specified common stock equivalents or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of shares of common stock (the “Purchase Rights”), then the holder of a Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete exercise of the holder’s Warrant, without regard to any limitations on exercise hereof, including without limitation, the beneficial ownership limitation, immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the holder’s right to participate in any such Purchase Right would result in the holder exceeding the beneficial ownership limitation, then the holder will not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of common stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent will be held in abeyance for the holder until such time, if ever, as its right thereto would not result in the holder exceeding the beneficial ownership limitation).

Fundamental Transaction

In the event of a fundamental transaction, as described in the Warrants and generally including any reorganization, recapitalization or reclassification of our common stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person (other than our any merger or amalgamation or consolidation with or into an operating company or asset of another person that is a business synergistic with the business of the Company and where the valuation of such merger or consolidation or amalgamation is 20% or less of the then market capitalization based on the average of the five VWAPs (as defined in the Warrants) immediately prior to the public announcement of such transaction of the Company), the acquisition of greater than 50% of our outstanding common stock, or any person or group becoming the beneficial owner of greater than 50% of the voting power represented by our outstanding common stock, the holders of the Warrants will be entitled to receive upon exercise of the Warrants the kind and amount of securities, cash or other property that the holders would have received had they exercised the Warrants immediately prior to such fundamental transaction. In addition, in the event of a fundamental transaction which is approved by our board of directors, the holders of the Warrants have the right to require us or a successor entity to redeem the Warrant for cash in the amount of the Black-Scholes Value (as defined in the Warrant) of the unexercised portion of the common stock purchase warrant on the date of the consummation of the fundamental transaction. In the event of a fundamental transaction which is not in our control, including a fundamental transaction not approved by our board of directors, the holders of the Warrants have the right to require us or a successor entity to redeem the Warrant for the consideration paid in the fundamental transaction in the amount of the Black-Scholes Value of the unexercised portion of the Warrant on the date of the consummation of the fundamental transaction.

Amendments

The Warrants may be modified or amended with the written consent of the holder of such Warrant and us.

Placement Agent Warrants

The Placement Agent Warrants have substantially the same terms as the Series A-1 Warrants, except that the Placement Agent Warrants have an exercise price of $0.1875 per share and a termination date that is five years from the commencement of the sales in the Offering.

Nasdaq Rule 5635(d)

Our common stock is listed on Nasdaq, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635(d). Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635(d) as they relate to the Nasdaq 20% Issuance Proposal. The overview does not purport to be complete and is qualified in its entirety by the full text of the Rule’s provisions, which are available on the Nasdaq’s Listing Center website at https://listingcenter.nasdaq.com/rulebook/nasdaq/rules.

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Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance, or the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable our common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The Warrants and the Placement Agent Warrants are not exercisable unless and until we receive stockholder approval of the terms and issuance of the Warrants and the Placement Agent Warrants, as applicable, as the issuance of the Warrants and Placement Agent Warrants constituted an issuance equal to 20% or more of our common stock at a price less than market price. Therefore, the Warrants and the Placement Agent Warrants will not become exercisable if stockholder approval is not obtained.

Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d) to permit the issuance of (i) 26,666,668 Warrant Shares underlying the Warrants and (ii) 666,667 Placement Agent Warrant Shares underlying the Placement Agent Warrants.

Consequences if Stockholder Approval is Not Obtained

If approval for the Nasdaq 20% Issuance Proposal is not obtained at this annual meeting, and in any event within 90 days following the consummation of the Offering, or by October 16, 2025, we are obligated under the Agreement to call a meeting every 90 days thereafter to seek Warrant Stockholder Approval until the earlier of the date on which Warrant Stockholder Approval is obtained or the Warrant Shares are no longer outstanding.

On July 16, 2025, Giri Devanur, the Executive Chairman of our board of directors, Michael J. Logozzo, our Chief Executive Officer and Interim Chief Operating Officer, and Monaz Karkaria, a member of our board of directors, representing [●]% of outstanding common stock in the aggregate as of [●], 2025, each entered into a voting agreement, pursuant to which they agreed to vote all shares of common stock over which they have voting control as of the record date for the annual meeting (and any adjournment or postponement thereof) in favor of the Nasdaq 20% Issuance Proposal.

Under Nasdaq’s Listing Rules, the holders of the Warrants and the Placement Agent Warrants may not vote on the Nasdaq 20% Issuance Proposal. Under Nasdaq Listing Rule 5635(d), if we fail to obtain approval for the Nasdaq 20% Issuance Proposal, the holders of the Warrants and the Placement Agent Warrants cannot exercise the Warrants or the Placement Agent Warrants, as applicable, unless and until Warrant Stockholder Approval is thereafter obtained.

Description of Proposal

We are seeking stockholder approval as required by Nasdaq Listing Rule 5635(d)(as described above) to enable us to issue (i) the 26,666,668 Warrant Shares underlying the Warrants and (ii) the 666,667 Placement Agent Warrant Shares underlying the Placement Agent Warrants.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting entitled to vote at the annual meeting, excluding the voting power underlying the Warrants and Placement Agent Warrants, will be required for approval of this Proposal 4. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 4 in order for them to vote your shares so that your vote can be counted. Abstentions and broker non-votes are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

In connection with this vote, Giri Devanur, the Executive Chairman of our board of directors, Michael J. Logozzo, our Chief Executive Officer and Interim Chief Operating Officer, and Monaz Karkaria, a member of our board of directors, representing [●]% of outstanding common stock in the aggregate as of [●], 2025, each entered into a voting agreement, pursuant to which they agreed to vote all shares of common stock over which they have voting control as of the record date for this annual meeting (and any adjournment or postponement thereof) in favor of this Proposal 4.

The board of directors unanimously recommends you vote “FOR” approval of the Nasdaq 20% Issuance Proposal.

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PROPOSAL 5 –– APPROVAL OF THE 2022 PLAN EVERGREEN PROPOSAL

Background

We are seeking the approval of our stockholders in accordance with Nasdaq Rule 5635(c), which requires stockholder approval for the establishment or material amendment of any equity compensation arrangement, with limited exceptions, for an amendment to our 2022 Plan for the adoption of an automatic annual increase in the shares of common stock available for issuance under the 2022 Plan, in the form attached to the proxy statement as Annex B. Our board of directors has approved the 2022 Plan Amendment (as defined below) contemplated by this Proposal 6 and recommends its approval by our stockholders.

The 2022 Plan, which permits us to grant awards to our then-current employees, officers, directors, consultants and certain other independent contractors, is administered by the compensation committee of our board of directors. Eligibility for awards under the 2022 Plan is determined by the board of directors at its discretion. The 2022 Plan was originally adopted by our stockholders in June 2022 and, at that time, we reserved 2,500,000 shares of our common stock under the 2022 Plan. In April 2023, prior to the listing of our common stock on Nasdaq, our stockholders approved an amendment increasing the reserved shares under the 2022 Plan by 1,500,000 shares of common stock for a total of 4,000,000 shares of common stock.

Reasons for the 2022 Plan Amendment

As of [●], 2025, there were 193,461 shares available for future grants of awards under the 2022 Plan. Based on our historic equity usage and plans to grow the Company, our board of directors and compensation committee have determined that all of the shares of common stock reserved under the 2022 Plan would be issued before the end of 2025.

We believe that the 2022 Plan Amendment is necessary for us to continue to offer an equity incentive program that enables us to attract and retain highly qualified executives, directors and other key employees, including high-performing loan officers, who are vital to our future plans, our ability to successfully operate our business and the Company’s success more broadly. While our board of directors and the compensation committee have considered alternatives to the issuance of equity awards as a means to provide long-term incentives to our employees, our board of directors and compensation committee believe equity awards are the most effective long-term incentive mechanism for value generation.

In determining whether to automatically increase the amount of shares of common stock available under the 2022 Plan annually, the compensation committee and the board of directors considered anticipated share usage over the upcoming years for equity-based awards given past equity grant practices, the expected growth of the Company over the upcoming years, dilution, the size of the proposed increase relative to the Company’s equity market capitalization and the Company’s understanding of its investors’ perceptions of the appropriate size of the increase in the amount of shares of common stock available under the 2022 Plan. Without the automatic annual increase, the amount of shares of common stock reserved for issuance under the 2022 Plan will be insufficient to cover anticipated grants under the 2022 Plan later this year and during future years while the 2022 Plan remains in effect. It will also be more difficult for us to meet the 2022 Plan’s goals (i) facilitating the attraction and retention of highly qualified executives, directors and other key employees vital to our success; (ii) incentivizing highly qualified executives, directors and other key employees to drive value creation within the Company through the award of long-term, incentive-based compensation tied to the value of the Company; and (iii) aligning the interests of highly qualified executives, directors and other key employees with our stockholders.

The board of directors believes that the automatic annual increase included in the 2022 Plan Amendment will be sufficient to: (i) provide competitive equity grants to highly qualified executives, directors and other key employees and (ii) enable us to continue issuing awards without being overly dilutive (given the discretion of the board of directors to reduce the automatic annual increase amount or provide  that there shall be no annual increase in any given year, as further described under the heading “––The 2022 Plan Amendment to Adopt an Automatic Annual Increase of Shares Available for Issuance under the 2022 Plan”). In the event that our stockholders do not approve the Amendment at this annual meeting, we expect that the limits on our ability to issue shares of common stock through the 2022 Plan may adversely affect our ability to attract and retain highly qualified executives, directors and other key employees, and could eliminate an important tool to align their interests with those of our stockholders.

The 2022 Plan Amendment to Adopt an Automatic Annual Increase of Shares Available for Issuance under the 2022 Plan

The 2022 Plan Amendment contemplated by this Proposal 6 calls for the adoption of an automatic annual increase in the shares of common stock available for issuance under the 2022 Plan. Pursuant to this provision, the number of shares available for issuance under the 2022 Plan will automatically increase on October 15 of each year, commencing on October 15, 2025, until the 2022 Plan’s expiration in June 15, 2032, in an amount equal to the lesser of: (A) ten percent (10%) of the total number of shares of common stock issued and outstanding on October 14 of such year or (B) 15,000,000 shares of common stock; provided, that our board of directors may decide by October 15 of such year to provide that there shall be no increase in the shares available for issuance under the 2022 Plan for such fiscal year or that the increase shall be a lesser number of shares than otherwise provided under the automatic annual increase provision (the “2022 Plan Amendment”). The full text of the proposed 2022 Plan Amendment is attached to this proxy statement as Annex B.

Our board of directors is recommending that our stockholders approve the 2022 Plan Amendment to adjust the number of shares reserved and available for issuance under the 2022 Plan under its “evergreen” feature annually. Our board of directors believes that the 2022 Plan Amendment contemplated by the Proposal is an effective and cost-efficient means to ensure that we maintain under the 2022 Plan the flexibility with respect to stock-based compensation necessary to establish appropriate long-term incentives to achieve our objectives. Specifically, our board of directors believes that it is advisable to ensure annual increases in the share limit under the 2022 Plan in order to attract and compensate employees, officers, directors and others upon whose judgment, initiative and effort we depend.

The inclusion of this information in this proxy statement should not be regarded as an indication that the assumptions used to determine the number of shares will be predictive of actual future equity grants. These assumptions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics with respect to certain equity-based awards, the extent of option exercise activity, and others, including those described in our Form 10-K for the year ended December 31, 2024, as amended on May 13, 2025.

Summary of the 2022 Equity Incentive Plan

The 2022 Plan, as amended by the 2022 Plan Amendment, contains the following important features:

●	Stock options and stock appreciation rights must be granted with an exercise price that is not less than the Fair Market Value (as defined in the 2022 Plan) on the date of grant.

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●	The 2022 Plan has a ten-year term.

●

If an award expires unexercised, or is forfeited, canceled, reacquired by us at cost, satisfied without issuance of stock or payment of cash or is otherwise terminated without being exercised, the unvested or cancelled shares will be returned to the available pool of shares for future awards.

Excluding the effects of the 2022 Plan Amendment, as of [●], 2025, there are currently 193,461 shares available for future grants of awards under the 2022 Plan.

Administration. The 2022 Plan is administered by the compensation committee. Subject to the provisions of the 2022 Plan, the compensation committee has full power and authority to select the participants to whom awards will be granted, to determine (and modify) the specific terms and conditions of each award, including the conditions for the vesting, performance goals and exercisability of the award, and to interpret the 2022 Plan and adopt, amend or rescind rules, procedures, agreements and forms relating to the 2022 Plan.

Eligibility. Employees, directors, consultants and other service providers are eligible to receive awards, although only employees are eligible for incentive stock options. The compensation committee has the discretion to select the participants to whom awards will be granted. As of August 11, 2025, we had approximately 128 full-time employees and 1 consultant who were eligible to participate in the 2022 Plan. The actual number of individuals or entities who will receive awards cannot be determined in advance because the compensation committee has the discretion to select the award recipients.

Types of Awards. The following is a brief summary of the types of awards that may be granted:

Stock Options. A stock option (either a non-statutory stock option or an incentive stock option) entitles the participant (eligible employees, consultants and other service providers with respect to non-statutory stock options or eligible employees with respect to incentive stock options) to purchase shares of our common stock at specified times at an exercise price set on the grant date. A participant has no rights as a stockholder with respect to any shares covered by the option until the option is exercised by the participant and shares are issued by us. At the time of grant, the compensation committee will determine such matters as: (a) whether the award will be an incentive stock option or a non-statutory stock option; (b) the number of underlying shares; (c) the exercise price, which may not be less than 100% of the fair market value of a share on the grant date; (d) the vesting schedule; and (e) the term of the option, which may not exceed 10 years from the grant date.

Performance-Based Restricted Stock Units. Our 2025 Short-Term Incentive Plan (the “STIP”) provides for quarterly awards of performance-based restricted stock units (the “STIP Awards”) to our executive officers and/or other participating employees and consultants selected by the compensation committee granted under the 2022 Plan, as determined by the compensation committee, in its discretion. Under the STIP, participants may earn STIP Awards based on our achievement of certain pre-determined quarterly performance targets for three different performance target categories for each fiscal quarter. These performance targets are approved by the compensation committee at the beginning of each fiscal year but may be adjusted on a quarterly basis at the compensation committee’s sole discretion during the fiscal year depending on our results. The quarterly performance targets, which are weighted differently based on the participant’s position with the Company, consist of (i) the amount of organic revenue for the quarter; (ii) the number of brokerage transactions consummated by our in-house brokerage firm for the fiscal quarter; and (iii) the quality of acquisitions that we consummate during the fiscal quarter, which quality determination is determined at the sole discretion of the compensation committee based on the compensation committee’s evaluation of the acquisitions’ fit with our business model.

The STIP Awards earned in a fiscal quarter, if any, vest as follows: (i) 50% vest on the date that is 12 months from the date of grant, (ii) 12.5% vest on the date that is 15 months from the date of grant, (iii) 12.5% vest on the date that is 18 months from the date of grant, (iv) 12.5% vest on the date that is 21 months from the date of grant and (v) the remaining 12.5% vests on the date that is 24 months from the date of grant. The date of grant of the STIP Awards for a given fiscal quarter will be 30 calendar days after the last calendar day of such fiscal quarter, on the terms and subject to the conditions of the STIP. The vesting of the STIP Awards is subject to the participant’s compliance with the terms of the STIP, including, among other things, the participant’s continued service to the Company (or an affiliate) in accordance with the terms of the participant’s employment agreement through each applicable vesting date.

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Other Stock-Based Awards. The board of directors, in its sole and absolute discretion, is authorized to grant to a participant such other stock-based awards (including, without limitation, stock appreciation rights and rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, common stock (including, without limitation, securities convertible into common stock) as are deemed by the board of directors to be consistent with the purposes of the 2022 Plan. Subject to the terms of the 2022 Plan, the board of directors shall determine the terms and conditions of such other stock-based awards and set forth such terms and conditions in an award agreement.

Limited Transferability of Awards. Awards generally may not be assigned or transferred, other than by will or by the applicable laws of descent and distribution.

Effect of Change in Control. Except as otherwise provided in the award agreement, in the event of a Change in Control (as defined in the 2022 Plan), (i) any or all outstanding awards may be assumed by the resulting or surviving corporation or other acquiring entity; or (ii) the acquiring entity may substitute substantially similar options or shares for the awards, and such assumption or substitution will be binding on all participants, subject to the following exceptions.

The board of director have the sole discretion to address the treatment of a participant’s unvested awards in connection with a Change in Control in the participant’s award agreement.

The board of directors, in its sole discretion, may determine that, upon the occurrence of a Change in Control, all or a portion of the outstanding awards shall terminate within a specified number of days after notice to the holders of such awards, and each such holder shall receive with respect to such awards: (i) with respect to each share of common stock subject to an option (whether vested or unvested), an amount equal to the excess, if any, of the Fair Market Value (as defined in the 2022 Plan) of such shares of common stock immediately prior to the occurrence of such Change in Control (such value to reflect any premium to be paid by the acquiring entity in connection with such Change in Control) over the exercise price per share of the option; and (ii) with respect to any shares of common stock issued pursuant to the Stock Award Program (as defined in the 2022 Plan) or otherwise (whether vested or unvested), an amount equal to the Fair Market Value (as defined in the 2022 Plan) of such shares of common stock immediately prior to the occurrence of such Change in Control (such value to reflect any premium to be paid by the acquiring entity in connection with such Change in Control). Such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the Change in Control) or in a combination thereof, as the board of directors in its sole discretion, shall determine.

Any options that are not (i) assumed or replaced with a comparable option or right to purchase shares of the capital stock, or equivalent equity instrument, of the acquiring entity or parent thereof, (ii) exercised or (iii) cashed out prior to or concurrent with a Change in Control (including, without limitation, any options that are not exercisable as of the effective date of the Change in Control) will terminate effective upon the Change in Control or at such other time as the board of directors deems appropriate, unless otherwise expressly provided in any applicable option award agreement.

U.S. Federal Income Tax Consequences. The following is a summary of the general federal income tax consequences to participants who are U.S. taxpayers and to us relating to awards granted under the 2022 Plan. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based upon his or her specific circumstances.

Incentive Stock Options. No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax). If the participant exercises an incentive stock option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the incentive stock option and then later sells or otherwise disposes of the shares before the end of the two or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss should be capital gain or loss.

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Non-statutory Stock Options and Stock Appreciation Rights. Generally, no taxable income is recognized when a non-statutory stock option or a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of any shares received on exercise should be capital gain or loss.

Restricted Stock. The federal income tax consequences of restricted stock depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, unless the participant makes a valid election under Section 83(b) of the Code to be taxed at the time of grant of restricted stock, if an award is subject to a “substantial risk of forfeiture” (e.g., conditioned upon the future performance of substantial services by the participant) and is nontransferable, the participant should not have taxable income upon the grant of restricted stock. Instead, at the time the participant holds stock or other property free of any substantial risk of forfeiture or transferability restrictions, the participant generally will recognize ordinary income equal to the fair market value (on that date) of the shares or other property less any amount paid. Alternatively, the participant may elect under Section 83(b) of the Code to include as ordinary income in the year of grant of restricted stock, an amount equal to the fair market value (on the grant date) of the restricted stock less any amount paid.

Restricted Stock Units. In general, the participant will not have taxable income upon the grant of restricted stock units. Instead, when the restricted stock units vest and the participant receives stock or other property pursuant to the restricted stock units, the participant will recognize ordinary income equal to the fair market value (on the date of receipt) of the shares or other property less any amount paid.

Tax Withholding. Ordinary income recognized on exercise of non-statutory stock options and stock appreciation rights, on vesting of restricted stock and on delivery of stock or other property under restricted stock units is typically subject to income tax and employment tax withholding, unless the participant is a non-employee director or consultant. The compensation committee may allow a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld, and/or by delivering to us already-owned shares of our common stock.

Tax Effect for Us. We generally will be entitled to a tax deduction for an award under the 2022 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes the income (for example, the exercise of a non-statutory stock option). However, Section 162(m) of the Code limits our ability to deduct the annual compensation to the principal executive officer, principal financial officer and the next three most highly compensated officers to $1,000,000 per individual, subject to an exception for qualified performance-based compensation granted on or before November 2, 2017.

This summary of the 2022 Plan Amendment contemplated by this Proposal 6 is qualified in its entirety by reference to the full text of the current 2022 Plan, which is filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as amended on May 13, 2025. The foregoing description of the 2022 Plan is qualified in its entirety by reference to the full text of the 2022 Plan, which is incorporated herein by reference.

Equity Compensation Plan Information

The following table provides information as of December 31, 2024, regarding the 2022 Plan, our only active equity compensation plan, which was adopted by our board of directors and stockholders prior to our common stock being listed on Nasdaq. As of December 31, 2024, we have not issued any restricted stock units, options, warrants or rights under the 2022 Plan.

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	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders	—	$—	3,780,961	(1)
Equity compensation plan not approved by stockholders	—	$—	—
Total	—	$—	3,780,961

___________________

(1)	Consists of shares of common stock available for issuance under the 2022 Plan.

Other Information

Because all awards made under the 2022 Plan, as amended, will be made at the compensation committee’s discretion, the benefits and amounts that will be received or allocated under the 2022 Plan, including the 2022 Plan Amendment are not determinable at this time. The closing price of the common stock, as reported on Nasdaq Capital Market on [●], 2025, was $[●] per share.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of this Proposal 5. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 5 in order for them to vote your shares so that your vote can be counted. Abstentions and broker non-votes are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

If the stockholders do not approve this proposal, the 2022 Plan will not be amended but the Company reserves the right to adopt such other compensation plans and programs as it deems appropriate and in the best interests of the Company and its stockholders.

The board of directors unanimously recommends you vote “FOR” approval of the 2022 Equity Incentive Plan Proposal.

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PROPOSAL 6 –– APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The board of directors believes that if the number of votes cast by the Company’s common stock and Series A Preferred Stock outstanding, present in person or represented by proxy at the meeting and entitled to vote at the annual meeting is insufficient to approve the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposal, it is in the best interests of the stockholders to enable the board of directors to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the board of directors to vote in favor of adjourning or postponing the annual meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the annual meeting, and any adjourned session of the annual meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority in voting power of the outstanding shares of our common stock and Series A Preferred Stock, as counted to mirror the common stock votes cast, will vote against the Reverse Stock Split Proposal and/or that a majority of the votes cast by holders of our common stock and Series A Preferred Stock, as counted to mirror the common stock votes cast, will vote against the Nasdaq 20% Issuance Proposal, we could adjourn or postpone the annual meeting without a vote on the Reverse Stock Split Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal and/or the Nasdaq 20% Issuance Proposal.

Vote Required and Recommendation

The affirmative vote of the holders of a majority of the votes cast by the stockholders present in person or represented by proxy at the meeting and entitled to vote at the annual meeting will be required for approval of this Proposal 6. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on Proposal 6 in order for them to vote your shares so that your vote can be counted. Abstentions and broker non-votes are not votes cast and will have no effect on the outcome of this vote, but will be considered present for the purpose of determining the presence of a quorum.

The board of directors unanimously recommends you vote “FOR” approval of the Adjournment Proposal.

43

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee of the board of directors shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The audit committee of the board of directors has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2024, as amended on May 13, 2025, with management;

●

discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight board of directors and the Securities and Exchange Commission; and

●

received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight board of directors regarding the independent auditors communications with the audit committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence.

In reliance on the review and discussions referred to above, the audit committee recommended to the board of directors that the consolidated financial statements audited by GBQ Partners, LLC for the year ended December 31, 2024 be included in its Annual Report on Form 10-K for the year ended December 31, 2024, as amended on May 13, 2025.

Audit Committee of the Board of Directors

Balaji Swaminathan, Chairman

Brian Cole

Dimitrios Angelis

44

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information known to us about beneficial ownership of our common stock by:

●	each of our directors;

●	each individual identified as a named executive officer in the section of this report titled “Executive Compensation”;

●	all of our directors and executive officers as a group; and

●	each stockholder known by us to beneficially own 5% or more of our common stock.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, warrants or other convertible securities held by that person or entity that are currently exercisable or exercisable within 60 days of [●], 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Applicable percentage ownership is based on [●] shares of our common stock and 264,053 shares of our Series A Preferred Stock outstanding as of [●], 2025.

To our knowledge, except as indicated in the footnotes to the following table and subject to state community property laws where applicable, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)(2)	Percentage of Shares Beneficially Owned
Directors and Named Executive Officers
Monaz Karkaria	2,947,991
Brian Cole	368,499
Dimitrios Angelis	49,505
Balaji Swaminathan	49,505
Giri Devanur(3)	27,637,410
Michael J. Logozzo(4)	2,199,938
All current executive officers and directors as a group (7 persons)(5)	33,252,848

________________

*	Less than one percent.

	(1)	The address of each executive officer and director is 6515 Longshore Loop, Suite 100, Dublin, OH 43017.
(2)

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and is generally assigned to the person holding voting power and/or investment power with respect to securities. With the exception of the securities beneficially owned by our officers and directors and their affiliates, the ownership of the shares of common stock listed above were determined using public records. These amounts are based upon information available to the Company as of the date of this filing.

(3)

Consists of (i) 24,937,410 shares of common stock held directly by Mr. Devanur, and (ii) 2,700,000 shares of common stock held by Giri Devanur Holdings LLC. Mr. Devanur is the managing member of Giri Devanur Holdings LLC and he has sole voting and investment power with respect to those shares of common stock. Excludes 443,937 shares of common stock issuable upon the vesting of restricted stock units, none of which will vest on or before October 11, 2025.

(4)

Includes 2,199,938 shares held indirectly through Mr. Logozzo’s spouse. Excludes 424,274 shares of common stock issuable upon the vesting of restricted stock units, none of which will vest on or before October 11, 2025.

	(5)	Excludes Jorge Aldecoa, our former Chief Product Officer, and includes Piyush Phadke, our current Chief Financial Officer.

45

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Persons

Our board of directors has adopted a related-person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification for the review of any transaction, arrangement or relationship, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or each person whom we know to beneficially own more than 5% of our outstanding shares of common stock (a “5% stockholder”) (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related-person transaction,” the related person must report the proposed related-person transaction to the Company’s general counsel. The policy calls for the proposed related-person transaction to be reviewed by and if deemed appropriate approved by, the audit committee of our board of directors after full disclosure of the related person interest in the transaction. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review and, in its discretion, may ratify the related-person transaction. The policy also permits the chair of the audit committee to review, and if deemed appropriate approve, proposed related-person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related-person transactions that are ongoing in nature will be reviewed annually.

A related-person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the committee will review and consider:

●	the related person’s interest in the related-person transaction;

●	the approximate dollar amount involved in the related-person transaction;

●	the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

●	whether the transaction was undertaken in the ordinary course of our business;

●	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

●	the purpose of, and the potential benefits to us of, the related-person transaction; and

●

any other information regarding the related-person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is not inconsistent with our best interests. The audit committee may impose any conditions on the related-person transaction that it deems appropriate.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation committee of our board of directors in the manner specified in its charter.

46

Related Party Transactions

Loans from Related Parties

Sea Easy Capital Pte. Ltd. Loans

During the year ended December 31, 2024, AiChat Pte. Ltd. (“AiChat”), a subsidiary of the Company, utilized its invoice financing arrangement with Sea Easy Capital Ltd. (“SEA”), pursuant to which AiChat financed certain invoices (as defined below) through SEA’s online platform (the “SEA platform”). SEA is a Singapore-based entity that the spouse of Mr. Swaminathan, a member of our board of directors, controls by virtue of her ownership or control of a majority (51%) of the capital stock of SEA. Mr. Swaminathan also serves on the advisory board of SEA. These financings through the SEA platform were entered into on terms consistent with those offered to unrelated third parties.

The SEA platform allows AiChat to act as an account receivable invoice seller, under which AiChat is able to upload account receivable invoices (each, an “invoice”) from time to time to the SEA platform for approval by SEA, with each such invoice denoting a dollar amount to be payable by AiChat in accordance with the SEA platform’s terms and conditions (the “terms and conditions”), subject to limits, if any, imposed by SEA on the aggregate value of invoices AiChat may upload and offer for sale. Upon approval, these invoices can be purchased at a discount to its face value based on the payable amounts thereunder (the “invoice purchase price”), by SEA or an authorized third-party (collectively, the “purchasers”) through the SEA platform in accordance with the terms and conditions. After such purchase, the purchaser becomes obligated to fund such invoice purchase price to AiChat directly in the form of a loan (each, a “loan”), minus any fees or interests payable thereunder, and all rights, title and interest in such invoice are assigned to such purchaser at the time of the purchase. Once an invoice is purchased, AiChat provides notice to the customer to which the invoice relates to with the payment instructions to direct such customer to send funds to a designated payment account in order to repay for the loans.

These loans bear a fixed interest rate of 16.5% per annum, and are each payable to the purchaser 89 to 120 days after the date of the respective loan. Additionally, in accordance with the terms and conditions, to the extent AiChat defaults on these loans, or is deemed to have defaulted in accordance with the terms and conditions, then, on and at any time after the occurrence of such default, the purchaser is entitled request the immediate repurchase by AiChat of the applicable invoice and amounts thereunder, suspend SEA platform access, as well as declare that any fees and all other amounts accrued or outstanding under the loans be immediately due and payable and/or take any other actions, including legal action, to recover such amounts due and payable. If AiChat fails to repurchase the applicable invoice upon written demand by the relevant purchaser, then AiChat is liable to such purchaser for an amount equal to the outstanding amounts under the invoice, minus any paid amounts by AiChat, plus a default interest rate of 10% and liquidated damages. Further, if AiChat fails to pay any amounts outstanding under the loans when due, and such failure to pay continues beyond any grace period provided by SEA, then AiChat is required to pay a default interest rate on such outstanding amounts from the expiration of the grace period provided, if any, of 10%, or any other default interest rate determined by the purchaser, until the date of full payment. AiChat and the purchaser are each able to terminate any loan documents by giving written notice of at least 30 days to the other, provided that any and all outstanding amounts are fully paid prior to such termination. The terms and conditions further provide for representations and warranties for any user of the SEA platform, including limitation of liability for SEA and its affiliates, indemnification of such parties by the user of the SEA platform, confidentiality provisions and others.

As of August 7, 2025, $155,200.03 was outstanding on the loans from SEA to AiChat under the SEA platform.

47

REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS

AND STOCKHOLDER PROPOSALS

Stockholders have the ability to have a stockholder proposal considered for inclusion in our proxy statement for presentation at the 2026 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act if the proposal is received at least 120 calendar days prior to the one-year anniversary of the date that we released our proxy statement to stockholders in connection with the 2025 annual meeting. Accordingly, stockholder proposals submitted to us pursuant to Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2026 annual meeting must be received no later than                , 2026. However, if the date of the 2026 annual meeting is changed by more than thirty (30) days from the date of the 2025 annual meeting, then the deadline for submitting stockholder proposals for the 2026 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy is a reasonable time before we begin to print and send our proxy materials. Stockholders must comply with the requirements of the proxy rules promulgated by the SEC. Stockholder proposals are reviewed by the Corporate Secretary for compliance with the requirements for such proposals, which are set forth in Regulation 14a-8 of the Exchange Act. Stockholder proposals that meet these requirements will be summarized by the Corporate Secretary and circulated to the Executive Chairman of the board of directors. Stockholder proposals should be addressed to our Corporate Secretary at 6515 Longshore Loop, Suite 100, Dublin, OH 43017.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at an annual meeting of stockholders (but not for inclusion in the proxy statement). Notice of a nomination or other proposal of business must be in proper written form and delivered to the Corporate Secretary of the Company by email at proxy@realpha.com or in writing, c/o Corporate Secretary, reAlpha Tech Corp., 6515 Longshore Loop, Suite 100, Dublin, OH 43017, no later than the close of business of the 90th day, nor earlier than the close of business on the 120th day, before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date (or if there has been no prior annual meeting), to be timely, the notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2026 annual meeting of stockholders, notice of a nomination or proposal must be delivered to us no earlier than the close of business on           , 2026 and no later than the close of business on                 , 2026. Nominations and proposals also must satisfy other requirements set forth in the bylaws. In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions must comply with the requirements of Rule 14a-19(b). The requirements under Rule 14a-19 are in addition to the applicable advance notice requirements under the bylaws as described in this section and shall not extend any deadline set forth under the bylaws.

Recommendations from stockholders that are received after the above deadlines will not be considered timely for consideration by the board of directors for this annual meeting or the 2026 annual meeting of stockholders.

48

OTHER MATTERS

The board of directors does not intend to bring any other matters before the annual meeting and has no reason to believe any other matters will be presented. If other matters properly come before the annual meeting, however, it is the intention of the persons named as proxy agents in the enclosed proxy card to vote on such matters as recommended by the board of directors, or if no recommendation is given, in their own discretion.

A copy of our 2024 annual report, which includes our Form 10-K for the year ended December 31, 2024, as amended on May 13, 2025, and certain financial information about us, is enclosed together with this proxy statement. Copies of our 2024 annual report as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: our Corporate Secretary, reAlpha Tech Corp., 6515 Longshore Loop, Suite 100, Dublin, OH 43017. Copies of exhibits and basic documents filed with the 2024 annual report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the 2024 annual report over the Internet at the SEC’s website, www.sec.gov, or on our website, www.ir.realpha.com, under the heading “Financials & Results — Financials — Annual Reports”.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our proxy statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of our proxy materials, we will send a copy to you if you address your written request to, or call, Investor Relations, 6515 Longshore Loop, Suite 100, Dublin, OH 43017, email: InvestorRelations@realpha.com.

49

ANNEX A – PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT

TO THE SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF REALPHA TECH CORP.

reAlpha Tech Corp., a Delaware corporation (the “Corporation”) does hereby certify that:

FIRST: The name of the Corporation is reAlpha Tech Corp. The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on April 22, 2021 (the “Original Certificate”). The Corporation’s First Amended and Restated Certificate of Incorporation (the “First Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on August 12, 2021, which restated the Original Certificate in its entirety. The Corporation’s Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on October 18, 2023, which restated the First Amended and Restated Certificate in its entirety.

SECOND: Article IV of the Second Amended and Restated Certificate is hereby amended by deleting and restating such Article IV in its entirety as follows:

“The total number of shares of capital stock that the Corporation shall have authority to issue is up to 205,000,000 shares, consisting of: (i) 200,000,000 shares of common stock, having a par value of $0.001 per share (the “Common Stock”); and (ii) 5,000,000 shares of preferred stock, having a par value of $0.001 per share (the “Preferred Stock”).

Reverse Stock Split. Effective as of [●] [a/p].m., Eastern Time on [●], 2025 (the “Effective Time”), each [●] outstanding shares of Common Stock outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “New Common Stock”) based on a ratio of one (1) share of New Common Stock for each [●] shares of Old Common Stock. This reverse stock split (the ”Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article IV.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock shall be rounded up to the nearest whole number of such shares. No stockholders will receive cash in lieu of fractional shares. All references to “Common Stock” in this Certificate of Incorporation shall be to the New Common Stock.”

THIRD: This amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: This Certificate of Amendment shall become effective at [●] [a/p].m., Eastern Time on [●], 2025.

* * * *

50

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this [●] day of [●], 2025.

reAlpha Tech Corp.

By:
Name:	Michael J. Logozzo
Title:	Chief Executive Officer

51

ANNEX B – PROPOSED 2022 PLAN AMENDMENT

This Amendment No. 2 (this “Amendment”) to the reAlpha Tech Corp. 2022 Equity Incentive Plan (as amended, the “Plan”) is dated as of , 2025 (the “Effective Date”). Any capitalized terms that are used but not defined in this Amendment shall have the meanings given to such terms in the Plan.

WHEREAS, the Board of Directors (the “Board”) of reAlpha Tech Corp., a Delaware corporation (the “Company”), has adopted, and stockholders of the Company have approved, the Plan;

WHEREAS, pursuant to Article IV, Section 9 of the Plan, the Board has the authority to amend the Plan, subject to stockholder approval if required by applicable law; and

WHEREAS, as of the Effective Date, subject to approval by the Company’s stockholders at the Company’s 2025 annual meeting (the “Annual Meeting”) and upon the recommendation of the Compensation Committee of the Board, the Board has determined that it is in the best interest of the Company and its stockholders to approve this Amendment to the Plan.

NOW, THEREFORE, as of the Effective Date, subject to approval by the Company’s stockholders at the Annual Meeting, the Plan shall be amended as follows:

Article I, Section 5.A. of the Plan shall be deleted in its entirety and the following substituted in lieu thereof:

“A. Aggregate Limits. The maximum number of Shares that may be issued under this Plan pursuant to Awards, including Incentive Stock Options, shall not exceed 4,000,000 Shares, subject to adjustment from time to time in accordance with the provisions of the Plan. Such Shares may be Shares of original issuance, Shares held in treasury, or Shares that have been reacquired by the Company. Notwithstanding the foregoing, the maximum number of Shares reserved and available for grant shall automatically increase on October 15th of each year, until the 2022 Plan’s expiration in June 15, 2032, equal to the lesser of: (A) ten percent (10%) of the total number of Common Stock issued and outstanding on October 14 of such year and (B) 15,000,000 Shares; provided, however, that the Board may act prior to October 15th of such year to provide that the increase for such year shall be a lesser number of shares of Common Stock or that there shall be no increase for such year. For clarity, the shares available for grant in this Section 5.A is a limitation on the number of Shares that may be issued pursuant to the Plan. Accordingly, this Section 5.A does not limit the granting of Awards outside of the Plan. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE-American Company Guide Section 711 or other applicable rule, and any such issuance shall not reduce the number of shares of Common Stock available for issuance under the Plan.”

52

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION, DATED AUGUST 14, 2025

reAlpha

NAME & ADDRESS HERE

As a stockholder of reAlpha Tech Corp., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time on October 7, 2025.

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to www.AALvote.com/AIRE
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-804-9616
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

CONTROL NUMBER

▼ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▼

reAlpha Tech Corp.

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF REALPHA TECH CORP.

The stockholder(s) hereby appoint(s) Michael J. Logozzo and Piyush Phadke, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock and Series A Convertible Preferred Stock of reAlpha Tech Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. Eastern Time on October 8, 2025, and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/AIRE/2025 by 11:59 p.m. Eastern Time on October 4, 2025. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. For further instructions on how to attend and vote at the Annual Meeting of Stockholders, please see *"How can I attend the Annual Meeting?"* and *"How do I vote?"* in the Questions and Answers about the Annual Meeting section of the Proxy Statement.

NAME &ADDRESS HERE

BARCODE HERE

CONTROL NUMBER

Address Change:
(If you noted any Address Changes above, please mark box.) ☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature______________________

Date______________________

Title______________________

Signature (Joint Owners)______________________

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a liability company or partnership, please sign in full liability company or partnership name by authorized officer or person.